EXECUTION COPY


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                            STOCK PURCHASE AGREEMENT

                                  By And Among

                            TRANSAMERICA CORPORATION;
                                   ("PARENT")

                        TRANSAMERICA FINANCE CORPORATION;
                                   ("SELLER")

                         TRANSAMERICA FINANCIAL SERVICES
                                HOLDING COMPANY;
                                     ("TFS")

                           HOUSEHOLD ACQUISITION CORP.
                                  ("PURCHASER")

                                       And

                          HOUSEHOLD INTERNATIONAL, INC.
                           ("HOUSEHOLD INTERNATIONAL")

                                   Dated As Of

                                  May 20, 1997








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




                                TABLE OF CONTENTS


                                                                                                               Page

ARTICLE I  DEFINITIONS............................................................................................2

         Section 1.1 Definitions..................................................................................2
         Section 1.2 Accounting Terms............................................................................13
         Section 1.3 Interpretation..............................................................................13


ARTICLE II  PURCHASE PRICE AND PAYMENT...........................................................................14

         Section 2.1 Purchase and Sale of TFS Stock..............................................................14
         Section 2.2 Terms and Method of Payment of Purchase Price...............................................14
         Section 2.3 Calculation of Purchase Price...............................................................14
         Section 2.4 Repurchase of Excluded Assets...............................................................16
         Section 2.5 Interest on Purchase Price..................................................................17


ARTICLE III  CLOSING.............................................................................................17

         Section 3.1 The Closing.................................................................................17
         Section 3.2 Parent's, Seller's and TFS's Deliveries.....................................................17
         Section 3.3 Purchaser's Deliveries......................................................................18
         Section 3.4 Further Assurances..........................................................................19
         Section 3.5 Arcadia Companies...........................................................................19
         Section 3.6 TFS BC......................................................................................20
         Section 3.7 Closing with Less Than All Loan Regulatory Approvals........................................21


ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF PARENT, SELLER AND TFS.............................................21


         A. REPRESENTATIONS AND WARRANTIES REGARDING PARENT, SELLER AND THE TFS COMPANIES........................21

         Section 4.1 Corporate Status............................................................................21
         Section 4.2 Corporate Authority.........................................................................22
         Section 4.3 Non-Contravention...........................................................................22
         Section 4.4 Ownership of Stock..........................................................................22
         Section 4.5 Regulatory Authorizations...................................................................23
         Section 4.6 Title, Liens, etc. .........................................................................23
         Section 4.7 Employees...................................................................................23
         Section 4.8 Brokers.....................................................................................25
         Section 4.9 Approvals and Consents......................................................................26
         Section 4.10 Trademarks and Other Intellectual Property.................................................26
         Section 4.11 Contracts..................................................................................26
         Section 4.12 Taxes......................................................................................26

                                                                 -i-

         Section 4.13 Financial Information......................................................................27
         Section 4.14 Environmental..............................................................................27
         Section 4.15 Compliance with Laws.......................................................................27
         Section 4.16 Non-Competition and Non-Solicitation Agreements............................................27
         Section 4.17 Insurance..................................................................................28
         Section 4.18 Guarantees.................................................................................28
         Section 4.19 No Illegal or Improper Transactions........................................................28

         B. REPRESENTATIONS AND WARRANTIES REGARDING PORTFOLIO OF LOANS..........................................28

         Section 4.20 Characteristics of Loan Portfolio..........................................................28

         C. REPRESENTATIONS AND WARRANTIES AS TO THE INSURANCE BUSINESS..........................................29

         Section 4.21 Qualification..............................................................................29
         Section 4.22 Statutory Statements.......................................................................29
         Section 4.23 Investments/Defaults.......................................................................30
         Section 4.24 Reserves...................................................................................30
         Section 4.25 Reinsurance Treaties.......................................................................31
         Section 4.26 Certain Business Practices.................................................................31
         Section 4.27 Limitation on Representations and Warranties...............................................31


ARTICLE V  REPRESENTATIONS AND WARRANTIES OF PURCHASER AND HOUSEHOLD INTERNATIONAL...............................32

         Section 5.1 Corporate Status............................................................................32
         Section 5.2 Corporate Authority.........................................................................32
         Section 5.3 Non-Contravention...........................................................................32
         Section 5.4 Brokers.....................................................................................33
         Section 5.5 Qualification as a Licensee.................................................................33
         Section 5.6 Litigation..................................................................................33
         Section 5.7 Funds.......................................................................................33
         Section 5.8 Approvals and Consents......................................................................33
         Section 5.9 Investment Representation...................................................................33
         Section 5.10 Purchaser's or Household International's Qualified Plans...................................34


ARTICLE VI  COVENANTS OF PARENT, SELLER AND TFS PENDING THE CLOSING..............................................34

         Section 6.1 Excluded Assets and Excluded Liabilities....................................................34
         Section 6.2 Operation of the Business...................................................................35
         Section 6.3 Access to Facilities, Files and Records.....................................................37
         Section 6.4 Consents....................................................................................37
         Section 6.5 Notice of Proceedings.......................................................................38
         Section 6.6 Hart-Scott-Rodino Filing....................................................................38
         Section 6.7 Application for Regulatory Approvals........................................................38
         Section 6.8 No Shop.....................................................................................39
         Section 6.9 Financial Statements........................................................................39

                                                                -ii-


         Section 6.10 Affiliate Receivables and Intercompany Contracts...........................................39
         Section 6.11 Intercompany and Third Party Debt..........................................................39
         Section 6.12 Insurance Certificates and Worker's Compensation...........................................40
         Section 6.13 Accounts and Powers of Attorney............................................................40
         Section 6.14 Other Confidentiality Agreements...........................................................40


ARTICLE VII  COVENANTS OF PURCHASER PENDING THE CLOSING..........................................................40

         Section 7.1 Application for Regulatory Approvals........................................................40
         Section 7.2 Notice of Proceedings.......................................................................41
         Section 7.3 Hart-Scott-Rodino Filing....................................................................41
         Section 7.4 Financial Information.......................................................................41
         Section 7.5 Non-Solicitation of Borrowers and Policy Holders............................................41


ARTICLE VIII  POST-CLOSING COVENANTS.............................................................................42

         Section 8.1 Cooperation; Record Retention...............................................................42
         Section 8.2 Insurance...................................................................................42
         Section 8.3 No Use of Transamerica Marks................................................................42
         Section 8.4 Non-Solicitation Agreement..................................................................43
         Section 8.5 Consumer Finance Business...................................................................43
         Section 8.6 Services Support Agreement..................................................................43
         Section 8.7 Releases....................................................................................44
         Section 8.8 Transfer of Property........................................................................44
         Section 8.9 Claims relating to Excluded Assets..........................................................44
         Section 8.10 Redirection of Responses to Mailings.......................................................44


ARTICLE IX  EMPLOYEES............................................................................................44

         Section 9.1 Employee Relations Matters..................................................................44
         Section 9.2 TC Pension Plan.............................................................................46
         Section 9.3 Employee Welfare Benefit Plans..............................................................47
         Section 9.4 Employee Communication......................................................................48
         Section 9.5 No Other Restrictions.......................................................................49


ARTICLE X  CONDITIONS TO THE OBLIGATIONS OF PARENT, SELLER AND TFS...............................................49

         Section 10.1 Representations, Warranties, and Covenants.................................................49
         Section 10.2 Proceedings................................................................................49
         Section 10.3 Regulatory Approvals.......................................................................50
         Section 10.4 Hart-Scott-Rodino..........................................................................50
         Section 10.5 Deliveries.................................................................................50


ARTICLE XI  CONDITIONS TO THE OBLIGATIONS OF PURCHASER...........................................................50

         Section 11.1 Representations, Warranties and Covenants..................................................50

                                                               -iii-


         Section 11.2 Proceedings................................................................................51
         Section 11.3 Regulatory Approvals.......................................................................51
         Section 11.4 Hart-Scott-Rodino..........................................................................51
         Section 11.5 Deliveries.................................................................................51
         Section 11.6 Closing Balance Sheet, Closing Tape, Net Funds Report and Excluded Loans Update............52
         Section 11.7 Extinguishment of Intercompany Debt........................................................52


ARTICLE XII  INDEMNIFICATION.....................................................................................52

         Section 12.1 By Parent and Seller.......................................................................52
         Section 12.2 By Purchaser...............................................................................53
         Section 12.3 Indemnification Procedure..................................................................54
         Section 12.4 Survival...................................................................................55
         Section 12.5 Exclusivity................................................................................55


ARTICLE XIII  TAX MATTERS........................................................................................55

         Section 13.1 Section 338 Elections and Forms............................................................55
         Section 13.2 Tax Indemnity by Seller....................................................................56
         Section 13.3 Tax Indemnity by Purchaser.................................................................57
         Section 13.4 Allocation of Certain Taxes................................................................57
         Section 13.5 Filing Responsibility......................................................................57
         Section 13.6 Refunds....................................................................................58
         Section 13.7 Cooperation and Exchange of Information....................................................58
         Section 13.8 Termination of Tax Sharing Agreements......................................................59
         Section 13.9 Coordination...............................................................................59
         Section 13.10 Survival..................................................................................60


ARTICLE XIV  GUARANTIES BY PARENT AND HOUSEHOLD INTERNATIONAL....................................................60

         Section 14.1 The Guaranties.............................................................................60
         Section 14.2 Guaranty Unconditional.....................................................................60
         Section 14.3 Discharge Only Upon Performance in Full; Reinstatement in Certain Circumstances............61
         Section 14.4 Waiver of Presentment......................................................................62
         Section 14.5 Waiver of Subrogation and Contribution.....................................................62


ARTICLE XV  TERMINATION..........................................................................................62

         Section 15.1 Termination of Agreement...................................................................62
         Section 15.2 Effect of Termination......................................................................63


ARTICLE XVI  MISCELLANEOUS.......................................................................................63

         Section 16.1 Amendment and Modification; Waiver of Provisions...........................................63


                                                                -iv-


         Section 16.2 Expenses...................................................................................63
         Section 16.3 Successors and Assigns; Assignments........................................................64
         Section 16.4 Further Assurances.........................................................................64
         Section 16.5 Public Announcements.......................................................................64
         Section 16.6 No Third Parties Benefited.................................................................64
         Section 16.7 Notices....................................................................................65
         Section 16.8 Law Governing..............................................................................66
         Section 16.9 Counterparts...............................................................................66
         Section 16.10 Entire Agreement..........................................................................66
         Section 16.11 Choice of Forum...........................................................................66
         Section 16.12 Specific Performance......................................................................66
         Section 16.13 Dispute Resolution........................................................................66
         Section 16.14 Waiver of Jury Trial......................................................................67


                                  EXHIBITS


Exhibits                       Description
--------                       -----------
Exhibit 3.2                    Form of Legal Opinion of Seller's and TFS Counsel
Exhibit 3.3                    Form of Legal Opinion of Purchaser's Counsel

                            STOCK PURCHASE AGREEMENT


                  THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of May 20, 1997 by and among Transamerica Corporation, a Delaware corporation ("Parent"), Transamerica Finance Corporation, a Delaware corporation ("Seller"), and Household Acquisition Corp., a Delaware corporation ("Purchaser"), and is joined in, to the extent specifically stated herein, by Transamerica Financial Services Holding Company, a Delaware corporation ("TFS") and Household International, Inc., a Delaware corporation that is the ultimate parent company of Purchaser ("Household International") (collectively, the "Parties").


                                    RECITALS

                  WHEREAS, TFS and its subsidiaries are engaged in branch-based consumer finance operations, including (a) the origination, sale, purchase and servicing of (i) real estate secured loans in the United States and Canada, (ii) personal lines of credit and consumer finance loans in the United States, the United Kingdom and Canada, (iii) sub-prime auto loans in the United States and
(b) the offering of certain attendant products to consumers, including certain insurance products, but in each case excluding the Excluded Assets and Excluded Liabilities (collectively, the "Acquired Business"); and

                  WHEREAS, Seller is an indirect wholly-owned subsidiary of Parent and is the owner of all of the issued and outstanding capital stock of TFS; and

                  WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, all of the issued and outstanding capital stock of TFS upon and subject to the terms, covenants, conditions, warranties and representations set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.1. Definitions.

                  As used herein, except as otherwise expressly provided or unless the context otherwise requires, the following terms defined in this
Section 1.1 shall have the following meanings:

                  "ABO" shall have the meaning assigned to the term in Section 9.2(e).

                  "Accounts Receivable" shall mean all accounts receivable other than Loans of the TFS Companies as of a given date.

                  "Acquired Business" shall have the meaning set forth in the preamble.

                  "Adjustment Factor" shall have the meaning assigned to the term in Section 2.3.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, "control" (including with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any Person shall mean (a) the ownership of 50% or more of the voting securities or other voting interests of such Person, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

                  "Affiliate Receivables" shall mean all receivables included as an asset on the TFS Balance Sheet of which the Parent, Seller or any Affiliate thereof (that is not a TFS Company) is the obligor or guarantor.

                  "Agreement" shall mean this Stock Purchase Agreement, all ancillary agreements, and all exhibits and schedules attached hereto, as the same may be amended from time to time in accordance with the provisions hereof.

                  "Arcadia Company" shall mean either Arcadia General Insurance Company, an Arizona corporation, Arcadia National Life Insurance Company, an Arizona corporation, or Transamerica Insurance Administrators, a Delaware corporation, or all of them.

                  "Arcadia Purchase" shall have the meaning assigned to the term in Section 3.5(a).

                  "Arcadia Stock" shall mean all of the issued and outstanding capital stock of each of the Arcadia Companies.

                  "Arcadia Termination Date" shall have the meaning assigned to the term in Section 3.5.

                  "Audited Financial Statement" shall have the meaning assigned to the term in

Section 6.9.

                  "Benefit Arrangement" shall mean any benefit arrangement, obligation, custom, or practice, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former directors, employees, agents, or independent contractors, other than any obligation, arrangement, custom or practice that is a Benefit Plan, including, without limitation, employment agreements, severance agreements, executive compensation arrangements, including but not limited to stock options, restricted stock rights and performance unit awards, incentive programs or arrangements, sick leave, vacation pay, severance pay policies, plant closing benefits, salary continuation for disability, consulting, or other compensation arrangements, workers' compensation, retirement, deferred compensation, bonus, stock purchase, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs, employee discounts, any plans subject to
Section 125 of the Code, and any plans providing benefits or payments in the event of a change of control, change in ownership, or sale of a substantial portion (including all or substantially all) of the assets of any business or portion thereof, in each case with respect to any present or former employees, directors, or agents. Benefit Arrangements exclude any employment agreements that would, by their terms, terminate on or before the Closing Date and those that could be terminated immediately after the Closing Date without additional expense to the TFS Companies.

                  "Benefit Plan" shall have the meaning given in Section 3(3) of ERISA and shall include comparable plans subject to the laws of Canada and the United Kingdom.

                  "Borg-Warner  Litigation"  shall  mean  Garamendi,   Insurance
Commissioner of the State of California as Liquidator of Mission Insurance, et al v. Borg-Warner, et al.

                  "Borrower" shall mean a person who is obligated to any of the TFS Companies on account of a Loan.

                  "Branches" shall mean the branch offices of the TFS Companies listed on Schedule 1.1A.

                  "Business Day" shall mean any day other than a Saturday, Sunday or day on which the banks in San Francisco, California or Chicago, Illinois are authorized or obligated by law or executive order to be closed.

                  "Canadian Approval" shall have the meaning assigned to the term in Section 3.6.

                  "Closing"  shall  have  the  meaning  assigned  to the term in
Section 3.1.

                  "Closing Balance Sheet" shall have the meaning assigned to the term in Section 2.3.

                  "Closing Date" shall have the meaning  assigned to the term in
Section 3.1.

                  "Closing Tape" shall have the meaning  assigned to the term in
Section 2.3.

                  "COBRA" shall have the meaning assigned to the term in Section 9.3.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Company Employees" shall have the meaning assigned to the term in Section 9.1.

                  "Confidentiality Agreement" shall mean that certain letter agreement entered into between Parent and Household International, dated March 18, 1997.

                  "Consumer Finance Business" shall mean a business that provides one or more of the following or similar types of credit facilities to its customers: real estate secured loans, revolving loans, small loans, automobile finance contract loans and insurance products relating to the foregoing types of loans.

                  "Contracts"   shall  mean  all  contracts   (other  than  Loan
Documents and the Excluded Contracts) of the TFS Companies, including unexpired written contracts, leases, agreements, indentures, commitments or instruments.

                  "Covered Employees" shall have the meaning assigned to the term in Section 9.2.

                  "Customer List" shall have the meaning assigned to the term in
Section 8.4.

                  "DP Center" shall mean the data processing center for the TFS Companies located in Kansas City, Missouri.

                  "Derby Branch" shall mean the branch office of Transamerica Acceptance, which is located in Derby, England.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation or rule issued thereunder.

                  "ERISA Affiliate" shall mean any Person that, together with any of the TFS Companies, is, or was at any time within the preceding six years, treated as a single employer under Section 414 of the Code or Section 4001 of ERISA and any general partnership of which any of the TFS Companies is or has been a general partner.

                  "Environmental Laws" shall mean any and all federal, state, local and foreign statutes, laws, judicial, administrative and regulatory decisions, regulations, ordinances, codes, licenses, authorizations and approvals, including common law principles of tort liability, which relate to the protection of the environment or to emissions, discharges, release or spills of Hazardous Substances into the environment.

                  "Escrow Agent" shall have the meaning  assigned to the term in
Section 2.3.

                  "Estimated Purchase Price" shall have the meaning assigned to the term in Section 2.3.

                  "Excluded Assets" shall have the meaning assigned to the term in Section 6.1.

                  "Excluded Contracts" shall mean the Purchase Agreements and the contracts, agreements, commitments or instruments set forth on Schedule 1.1B.

                  "Excluded Leasehold Improvements" shall mean the leasehold improvements at the TFS Headquarters, the Derby Branch, the DP Center, the Resolution Center and the Loss Recovery Center.

                  "Excluded Liabilities" shall have the meaning assigned to the term in Section 6.1.

                  "Excluded Loans" shall mean: (a) all amounts due with respect to real estate secured loans owned by any of the TFS Companies that (i) as of the Closing Date: (A) were 90 days or more delinquent as of the end of the month immediately preceding the month that includes the Closing Date pursuant to the TFS Policies or (B) have been submitted to and are being serviced by the Resolution Center or the Loss Recovery Center, or (C) with respect to which foreclosure proceedings have been completed, and (ii) constitute part of TFS' core real estate secured business (as opposed to its revolving loan division, its small loan division, its automobile finance contract division, or its Canadian division); (b) all real estate loans originated in the United Kingdom held by Transamerica Acceptance or the TFS Indirect Subsidiary; (c) all non-real estate loans originated on or prior to September 30, 1996 and held by any of the TFS Companies other than such loans made by the revolving loan division, the small loan division, the automobile finance contract division, the United Kingdom division, or the Canadian division; (d) amounts due with respect to all real estate secured loans that have been fully charged-off by a TFS Company prior to the Closing Date; (e) all loans that have been sold or agreed to be sold by a TFS Company pursuant to the Purchase Agreements; (f) all loans originated or acquired by any of the TFS Companies (1) between March 31, 1997 to and including the date hereof not in accordance with Section 4.20(c) or (2) after the execution of this Agreement in violation of any provision of Section 6.2; (g) each Loan as to which the Borrower has declared bankruptcy on or after the date of origination of such Loan and on or prior to the date of the Closing Balance Sheet; and (h) all other loans not described in the foregoing clauses
(a) through (g) but which are specifically described on Schedule 1.1C.

                  "Excluded Personal Property" shall mean (a) the Transamerica Marks, including any ownership or other interest therein or right to the use thereof or any variation thereof, or any acronym based thereon or any logo incorporating any such Transamerica Mark or acronym; (b) all signage and stationery which includes any of the Transamerica Marks, or any variation thereof, or any acronym based thereon or any logo incorporating any such Transamerica Mark or acronym; and (c) the furniture, fixtures and equipment and Personal Property located at the Excluded Real Property, provided, however, that, except as set forth on Schedule 1.1D, computer hardware and software owned, licensed or leased to any TFS Company, wherever located, shall not be construed to be Excluded Personal Property.

                  "Excluded Real Property" shall mean TFS Headquarters, the DP Center, the Derby Branch, the Resolution Center, the Loss Recovery Center, all Excluded Leasehold Improvements and all real property that (a) has been foreclosed or repossessed by any of the TFS Companies, (b) has been transferred to a TFS Company in settlement of a foreclosure proceeding or otherwise in connection with the settlement of a loan made by such TFS Company or (c) secures loans submitted to and being serviced by the Resolution Center or Loss Recovery Center.

                  "Final" shall have the meaning assigned to the term in Section 10.3.

                  "Final Determination" shall mean the last to occur of (a) a decision by a court of competent jurisdiction that is not subject to further judicial review, (b) the expiration of the statute of limitations for both the assessment and refund of Tax or (c) any other event that is a final and irrevocable determination of liability for Tax.

                  "Financial Statements" shall have the meaning assigned to the term in Section 6.9.

                  "Former Employees" shall have the meaning assigned to the term in Section 9.3.

                  "Funds Adjustment Amount" shall have the meaning assigned to the term in Section 2.3.

                  "GAAP" shall mean United States generally accepted accounting principles consistently applied, as in effect from time to time.

                  "Guaranteed Entity" shall have the meaning assigned to the term in Section 14.2.

                  "HSR  Act"   shall   mean  the   Hart-Scott-Rodino   Antitrust
Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "Hazardous Substances" shall mean any toxic, radioactive, chemical or otherwise hazardous substance, pollutant, contaminant, waste, genetically modified organism, petroleum, or petroleum product, and any substances that are defined or listed in or otherwise classified pursuant to applicable local, state or federal Environmental Laws.

                  "Household International" shall have the meaning set forth in the preamble hereto.

                  "Income Tax" shall mean all Taxes based upon, measured by or calculated with respect to income, profits, gains or similar items (whether based on a regular or alternative tax base) including any interest, penalty or addition thereto.

                  "Indemnified Costs" shall have the meaning assigned to the term in Section 12.1.

                  "Insurance Approval" shall have the meaning assigned to the term in Section 3.5.

                  "Insurance Companies" shall have the meaning assigned to the term in Section 4.21.

                  "Insurance Policies" shall mean all insurance policies under which an Arcadia Company is the insurer or reinsurers.

                  "Insurance Policy Files" shall mean all files maintained by an Arcadia Company with respect to the Insurance Policies.

                  "Intellectual Property" shall mean all trademarks, trade names, trade secrets, service marks, software, demographics modeling and research (including the geo-demographic cluster model), copyrights, patents, franchises, whether in the form of a document, computer file, or in some other form, and other similar rights owned by or licensed to any TFS Company and other such property set forth on Schedule 4.10; provided, however, that Intellectual Property shall not include any Transamerica Marks, or any variation thereof, or any acronym based thereon or any logo incorporating any such Transamerica Mark or acronym.

                  "Intercompany Contract" shall mean any Contract between any TFS Company, on the one hand, and Parent, Seller or any Affiliate thereof, on the other hand.

                  "Intercompany Debt" shall mean all indebtedness of a TFS Company to Parent, Seller or an Affiliate thereof that is not a TFS Company, whether or not evidenced by the promissory notes described on Schedule 1.1E.

                  "ITT Agreement" shall mean the Asset Purchase Agreement, dated as of March 31, 1995, among Aetna Finance Company, a Delaware corporation, Aetna Finance Company, a Wyoming corporation, ITT Equity Services Corporation, a Nevada corporation, Thorp Credit Company of Kentucky, a Kentucky corporation, Thorp Loan and Thrift Company, a Minnesota corporation, ITT Corporation, a Delaware corporation and Transamerica Financial Services California.

                  "Landlord Consent" shall have the meaning assigned to the term in Section 6.4.

                   "Lien" shall mean any lien, pledge, charge, encumbrance, security interest, mortgage, lease, option or other adverse claim of any kind or description, whether or not of record.

                   "Loan Documents" shall mean the Note and all other documents evidencing or securing a Loan.

                   "Loan Files" shall mean the loan files maintained with respect to each Loan in the ordinary course of business.

                  "Loan Receivables" shall have the meaning assigned to the term in Section 2.3.

                   "Loans" shall mean all loans, retail installment and sales finance contracts, and other obligations of Borrowers to repay amounts owed to any TFS Company; provided, however, that Loans shall not include Excluded Loans.

                  "Loss Recovery Center" shall mean the Loss Recovery Center in Schaumburg, Illinois.

                   "Material Adverse Effect" shall mean, with respect to the TFS Companies, a material adverse effect on the business, prospects or financial condition of the TFS Companies (excluding the Excluded Assets and Excluded Liabilities), taken as a whole (other than any effect resulting from changes in
(a) prevailing interest rates, (b) general economic conditions affecting the business of any or all of the TFS Companies or their competitors, (c) levels of loan delinquency or charge-offs experienced by any or all of the TFS Companies,
(d) law or applicable regulations, (e) GAAP or (f) departures or reactions of employees of any TFS Company resulting from the announcement or the expectation of the consummation of the transactions contemplated by this Agreement). "Material Adverse Effect" shall mean, with respect to Purchaser, a material adverse effect on Purchaser's ability to consummate the transactions contemplated by this Agreement.

                  "Material Contracts" shall mean all Contracts (other than leases with respect to Branches) that (i) individually call for payments to or by any of the TFS Companies in excess of $100,000, (ii) that are, in Seller's reasonable judgment, material to the current operation of the Acquired Business, or (iii) obligate any TFS Company to sell Loans to, or to perform Loan servicing for, any Person. Each Material Contract as of the date hereof is listed on
Schedule 4.11.

                  "Mortgage" shall mean a mortgage, deed of trust, conditional sales contract or other encumbrance on real property.

                  "Mortgage Loan" shall mean a Loan secured by a mortgage, deed of trust, conditional sales contract, or other encumbrance on real property.

                  "Net Funds Contributed" shall have the meaning assigned to the term in Section 2.3.

                  "Net Funds Report" shall have the meaning assigned to the term in Section 2.3.

                  "Net Funds Report Date" shall have the meaning assigned to the term in Section 2.3.

                  "Note" shall mean, as to any Loan, the promissory note, retail installment sales contract or other evidence of indebtedness executed by a Borrower in connection with such Loan.

                  "Nova Agreement" shall mean the Stock Purchase Agreement, dated June 7, 1990, by and between Transamerica Finance Group and First Interstate Bancorp.

                  "Other Arcadia Condition" shall have the meaning assigned to the term in Section 3.5.

                  "Other Assets" shall have the meaning  assigned to the term in
Section 2.3.

                  "Other Confidentiality Agreements" shall have the meaning assigned to the term in Section 6.14.

                  "Other Liabilities" shall have the meaning assigned to the term in Section 2.3.

                  "Other  Taxes" shall have the meaning  assigned to the term in
Section 13.4.

                  "Other TFS BC Condition" shall have the meaning assigned to the term in Section 3.6.

                  "Parent" shall have the meaning set forth in the preamble.

                  "Past Borrower" shall mean any Person who was obligated to any of the TFS Companies in connection with a loan, retail installment or sales finance contract, or other obligation since May 31, 1994 and whose obligation has been repaid or satisfied, provided, however, that Past Borrower shall not include any Person whose obligation is an Excluded Loan.

                  "Permitted Liens" shall mean (a) Liens set forth on Schedule 1.1F, (b) any Liens for Taxes, assessments, governmental charges or levies not yet due and payable or being contested by Seller or any of the TFS Companies in good faith, (c) any Liens on the Real Property that were not incurred in connection with the borrowing of money or the extension of credit to Seller or any of the TFS Companies, and (d) Liens resulting from a filing by a lessor as a precautionary filing for a true lease.

                  "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Personal Property" shall mean all tangible personal property and computer software and hardware owned, licensed or leased by any TFS Company as of the date hereof, less any items consumed or disposed of plus new items acquired or obtained in the ordinary course through the close of business on the Closing Date, including all personal property of any TFS Company located in the Branches, but excluding the Excluded Personal Property. Schedule 1.1G lists, as of the date hereof, all Personal Property having an original cost or current value in excess of $100,000.

                  "Policy Holder" shall mean any person other than an Arcadia Company who is a party to an Insurance Policy.

                  "Post-Closing Period" shall mean any Taxable period that begins (or is deemed, pursuant to Section 13.4, to begin) after the Closing Date; provided, however, that, for Income Tax purposes, transactions and events occurring on the Closing Date that are not properly includible in Parent's consolidated federal income Tax Return shall be considered to occur in any Post-Closing Period beginning on the day following the Closing Date.

                  "Pre-Closing Period" shall mean any Taxable Period that ends (or is deemed, pursuant to Section 13.4, to end) on or before the Closing Date; provided, however, that, for Income Tax purposes, transactions and events occurring on the Closing Date that are not properly includible in Parent's consolidated federal income Tax Return shall not be considered to occur in a Pre-Closing Period.

                  "Premium Factor" shall mean 0.187.

                  "Purchase Agreements" shall have the meaning assigned to the term in Section 6.1.

                  "Purchase Price" shall have the meaning set forth in Section 2.1.

                  "Purchaser" shall have the meaning set forth in the preamble hereto.

                  "Qualified Plan" shall mean any TFS Plan that meets, purports to meet, or is intended to meet the requirements of Section 401(a) of the Code.

                  "Real Property" shall mean the Branches and other real property owned or leased by any of the TFS Companies as listed on Schedule 1.1H, less any such real property sold or otherwise disposed of and plus any additions, improvements, replacements and alterations made thereto, between the date hereof and the Closing Date in the ordinary course of business with Purchaser's consent, but excluding the Excluded Real Property.

                  "Regulatory Approvals" shall mean such approvals, consents and licenses of any Regulatory Authority necessary to be obtained for the lawful indirect transfer of the Acquired Business to Purchaser by virtue of its ownership of the TFS Stock.

                  "Regulatory Authority" shall mean any federal, state, local or other governmental (whether legislative, judicial, independent or executive) authority or instrumentality, domestic or foreign.

                   "Regulatory   Authorizations"   shall  include  all  permits,
licenses, orders, ratings and approvals of all Regulatory Authorities which are held by any of the TFS Companies.

                   "Regulatory Loan Purchase" shall have the meaning assigned to such term in Section 3.7(a).

                   "Regulatory Loans" shall have the meaning assigned to the term in Section 3.7(a).

                   "Repurchase Price" shall have the meaning assigned to the term in Section 2.4.

                   "Resolution Center" shall mean the resolution center located at Rancho Cucamonga, California.

                   "RESPA"  shall  have  the  meaning  assigned  to the  term in
Section 4.15.

                   "Restricted Contracts" shall mean all Material Contracts with respect to which a consent or approval is required by reason of the transactions contemplated by this Agreement, a list of which as of the date hereof is submitted on Schedule 4.9.

                   "Retirees"  shall  have  the  meaning  assigned  the  term in
Section 9.2.

                   "Review Period" shall have the meaning assigned to the term in Section 2.3.

                   "Section 338 Elections" shall mean both a Section 338(g) Election and a Section 338(h)(10) Election.

                  "Section 338(g) Election" shall mean an election  described in
Section 338(g) of the Code with respect to Purchaser's acquisition of the TFS Stock (and by reason thereof, the stock of the TFS Direct Subsidiaries) from Seller pursuant to this Agreement. Section 338(g) Election shall include any corresponding election under any other applicable Tax Laws that requires a separate election with respect to Purchaser's acquisition of the TFS Stock (and by reason thereof, the stock of the TFS Direct Subsidiaries) from Seller under this Agreement.

                  "Section 338(h)(10) Election" shall mean an election described in Section 338(h)(10) of the Code with respect to Seller's sale of the TFS Stock (and by reason thereof, the stock of the TFS Direct Subsidiaries) to Purchaser pursuant to this Agreement. Section 338(h)(10) Election shall include any corresponding election under any other relevant Tax Laws for which a separate election is permissible with respect to Purchaser's acquisition of the TFS Stock (and by reason thereof, the stock of the TFS Direct Subsidiaries) from Seller under this Agreement.

                  "Section 338 Forms" shall mean all returns, documents, statements, and other forms that are required to be submitted to any federal, state, county, or other local Taxing Authority in connection with a Section 338(g) election or a Section 338(h)(10) Election. Section 338 Forms shall include any "statement of section 338 election" and United States Internal Revenue Service Form 8023-A (together with any schedules or attachments thereto) that are required pursuant to Treas. Reg. Section 1.338-1 or Treas. Reg. Section 1.338(h)(10)-1.

                   "Seller" shall have the meaning set forth in the preamble hereto.

                  "Seller's Account" shall mean the account of Seller maintained at Wells Fargo Bank, N.A., the account number of which will be contained in wiring instructions delivered by Seller to Purchaser.

                   "Services   Support   Agreement"  shall  mean  the  agreement
described in Section 8.6.

                  "Servicing   Agreement"  shall  mean  that  certain  Servicing
Agreement between MTGLQ Investors, L.P. and the corporations listed on Schedule I thereto dated as of March 31, 1997.

                   "SSP" shall mean the Transamerica Corporation Employees' Stock Savings Plan.

                  "Statutory Accounting Principles" shall have the meaning assigned to the term in Section 4.22.

                   "Statutory Statements" shall have the meaning assigned to the term in Section 4.22.

                   "Straddle Period" shall mean any Taxable period that begins before and ends after the Closing Date.

                  "Tax" shall mean all federal, state, local and foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, and including any transferee or secondary liability in respect of any Tax (whether by law, contractual agreement or otherwise). "Taxes" and "Taxable" shall have correlative meanings.

                   "Tax Audit"  shall have the  meaning  assigned to the term in
Section 13.7.

                  "Tax  Authority"  shall  mean  any   governmental   authority,
domestic or foreign, having jurisdiction over the assessment, determination, collection, or other imposition of Taxes.

                  "Tax Laws" shall mean the Code, federal, state, county, local, or foreign laws relating to Taxes and any regulations or official administrative pronouncements released thereunder.

                  "Tax Returns" shall mean all returns, declarations, reports, estimates and information returns and statements of any Person required to be filed or sent by or with respect to it in respect of any Taxes.

                   "TC Pension Plan" shall mean the Retirement Plan of Salaried U.S. Employees of Transamerica Corporation and Affiliates.

                  "TFS" shall have the meaning set forth in the preamble hereto.

                  "TFS Balance Sheet" shall have the meaning assigned to the term in Section 2.3.

                   "TFS BC" shall have the meaning assigned to the term in the definition of "TFS Direct
Subsidiaries."

                  "TFS BC Approval" shall have the meaning assigned to the term in Section 3.6.

                  "TFS BC Premium" shall have the meaning assigned to the term in Section 3.6.

                  "TFS BC Termination Date" shall have the meaning assigned to the term in Section 3.6.

                  "TFS Benefit Arrangement" shall mean any Benefit Arrangement sponsored or maintained by any or all of the TFS Companies or with respect to which any of the TFS Companies has or may have any liability (whether actual, contingent, with respect to any of its assets or otherwise) as of the Closing Date, in each case with respect to any present or former directors, employees, or agents of the TFS Companies.

                   "TFS   Companies"   shall   mean  TFS  and  all  of  the  TFS
Subsidiaries, collectively.

                  "TFS Direct Subsidiaries" shall mean all of the following corporations which are wholly-owned by TFS: Arcadia General Insurance Company, an Arizona corporation; Arcadia National Life Insurance Company, an Arizona corporation; First Credit Corporation, a Delaware corporation; Pacific Agency, Inc., a Nevada corporation; Pacific Finance Loans, a California corporation; Pacific Service Escrow, Inc., a Delaware corporation; Transamerica Acceptance Corporation, a Delaware corporation; Transamerica Credit Corporation, a Nevada corporation; Transamerica Credit Corporation (Washington), a Washington corporation; Transamerica Financial Consumer Discount Company (Pennsylvania), a Pennsylvania corporation; Transamerica Financial Corporation, a Nevada corporation; Transamerica Financial Services, a California corporation; Transamerica Financial Services Company, an Ohio corporation; Transamerica Financial Services, Inc., a Hawaii corporation; Transamerica Financial Services, Inc., a Minnesota corporation; Transamerica Financial Services, Inc., an Alabama corporation; Transamerica Financial Services, Inc., a British Columbia corporation ("TFS BC"); Transamerica Financial Services, Inc., a New Jersey
corporation; Transamerica Financial Services, Inc., a Texas corporation; Transamerica Financial Services, Inc., a West Virginia corporation; and Transamerica Insurance Administrators, Inc., a Delaware corporation.

                  "TFS Headquarters" shall mean the headquarters of TFS located at 1150 South Olive Street, Los Angeles, California.

                  "TFS Indirect  Subsidiary" shall mean  Transamerica  Financial
Services,   Limited,   a  UK  corporation  and  a  wholly-owned   subsidiary  of
Transamerica Acceptance Corporation.

                  "TFS Plan" shall mean, as of the Closing Date, any Benefit Plan for which any of the TFS Companies is the "plan sponsor" (as defined in Section 3(16)(B) of ERISA) or any Benefit Plan maintained by any of the TFS Companies or to which any of the TFS Companies is obligated to make payments, in each case with respect to any present or former employees of the TFS Companies. "TFS Plan" shall include any Qualified Plan terminated within the preceding six years.

                  "TFS Policies" shall mean the operation of all of the businesses of each TFS Company in a manner consistent with such TFS Company's historical practices, including with respect to credit, underwriting, origination, loan policy, pricing, collection, accounting, servicing, reserve, charge-off and other standards, procedures and guidelines of each TFS Company.
                  "TFS BC Purchase" shall have the meaning assigned to such term in Section 3.6.

                  "TFS Stock" shall mean all of the issued and outstanding capital stock of TFS.

                  "TFS   Subsidiaries"   shall   mean  all  of  the  TFS  Direct
Subsidiaries and the TFS Indirect Subsidiary, collectively.

                  "TFS Tape"  shall  have the  meaning  assigned  to the term in
Section 2.3.

                  "Third Party Debt" shall mean all indebtedness to any Person other than Parent, Seller or any Affiliate thereof including any of the TFS Companies.

                  "Transaction Documents" shall have the meaning assigned to the term in Section 14.2.

                  "Transferred Subsidiaries" shall mean Transamerica Mortgage Company, a Delaware corporation, Pacific Agency, Inc., an Indiana corporation, Transamerica Financial Professional Services, Inc., a California corporation, and Transamerica Financial Services Mortgage Company, a Delaware corporation.

                  "Transamerica Acceptance" shall mean Transamerica Acceptance Corporation, a Delaware corporation.

                  "Transamerica   Financial  Services   California"  shall  mean
Transamerica Financial Services, a California corporation.

                  "Transamerica  Marks" shall mean (a) the word  "Transamerica",
(b) the stylized pyramid logo of Transamerica Corporation, (c) any representation or other likeness of the Transamerica Building located at 600 Montgomery Street, San Francisco, California, (d) any trademark, trade name or service mark using or otherwise incorporating the prefix "Trans" and (e) any trademark, trade name or service mark using or otherwise incorporating the word "pyramid".

                  "Trenton National Litigation" shall mean Transamerica Commercial Finance Corp. and Arcadia General Insurance Company v. State of Arizona and The Arizona Department of Insurance and The Treasurer of the State of Arizona and Trenton National Insurance Company and Lawrence J. Warfield, Receiver, Case No. 1 CA-CB 91-0550.

                  "Unaudited  Financial   Statements"  shall  have  the  meaning
assigned to the term in Section 6.9.

                  "Welfare Plan" shall have the meaning  assigned to the term in
Section 9.2.

Section 1.2. Accounting Terms

                  All accounting terms not otherwise defined herein shall have the respective meanings assigned to them in accordance with GAAP.

Section 1.3. Interpretation.

                  The headings preceding the text of Articles, Sections, subsections, Exhibits and Schedules included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the terms "including" or "include" shall, in all cases, mean "including, without limitation," and "include, without limitation," respectively. The use of the masculine, feminine or neuter gender herein shall, as applicable, also refer to the other genders. Except as the context otherwise requires the use of the singular form of any term shall also refer to the plural, and vice versa. Unless the context otherwise requires, whenever the terms "hereto," "hereunder," "herein" or "hereof" are used in this Agreement, such terms shall be construed as referring to this Agreement and reference to "Articles," "Sections," "subsections," "paragraphs," "subparagraphs," "clauses," "Schedules," "Exhibits" and "Recitals" shall be construed as referring to those of this Agreement.



                                   ARTICLE II.

                           PURCHASE PRICE AND PAYMENT

Section 2.1. Purchase and Sale of TFS Stock.

                  In reliance upon the representations, warranties, covenants and agreements set forth herein and upon the terms and subject to the conditions hereinafter set forth, on the Closing Date, Seller shall sell, convey, assign, transfer and deliver to Purchaser, and Purchaser shall purchase, accept and acquire from Seller, all of the TFS Stock for a purchase price of $3,959,353,259, as the same may be adjusted pursuant to Sections 2.3, 3.5 and
3.6 (the "Purchase Price").

Section 2.2. Terms and Method of Payment of Purchase Price.

                  The Purchase Price shall be paid by Purchaser to Seller at the Closing by wire transfer of immediately available funds denominated in U.S. dollars to Seller's Account.

Section 2.3. Calculation of Purchase Price.

                  (a) The amount specified in Section 2.1 is an estimate of the Purchase Price ("Estimated Purchase Price"), which has been calculated for the purposes of signing this Agreement using (i) a balance sheet for the Acquired Business prepared by Seller and TFS as of March 31, 1997 (the "TFS Balance Sheet") and (b) information and data relating to the Loan Receivables (in the form of one or more magnetic computer tapes and computer diskettes that are readable by Purchaser) prepared as of March 31, 1997 (the "TFS Tape").

                  (b) The Purchase Price shall be calculated for purposes of Closing as provided in this Section 2.3(b).

                           (i) As soon as it is  available  (but no  later  than
five (5) Business Days before the Closing Date), Seller and TFS shall deliver to Purchaser (A) a balance sheet for the Acquired Business prepared by Seller and TFS as of the last day of the month prior to the month that includes the Closing Date (the "Closing Balance Sheet"), and (B) information and data relating to the Loan Receivables (in the form of one or more magnetic computer tapes and computer diskettes that are readable by Purchaser) prepared as of the date of the Closing Balance

Sheet (the "Closing Tape"). In addition, no earlier than two (2) Business Days before the Closing Date and no later than one (1) Business Day before the Closing Date, Seller and TFS shall deliver to Purchaser a written report (the "Net Funds Report"), prepared as of the close of business on the Business Day immediately preceding the date of delivery of such report (the "Net Funds Report Date"), that sets forth a calculation of Net Funds Contributed and the Funds Adjustment Amount and includes sufficient detail and supporting information to enable Purchaser to review and evaluate such calculations.

                           (ii)  Purchaser  shall have three (3)  Business  Days
after it has received the Closing Balance Sheet and Closing Tape (the "Review Period") in which to review the Closing Balance Sheet and Closing Tape and request any and all information from Seller and TFS reasonably required to evaluate these calculations. If Purchaser does not notify Seller and TFS within the Review Period of any issues relating to the Closing Balance Sheet or Closing Tape, they shall be deemed to be final and binding on the parties. If there is an issue to the effect that the Closing Balance Sheet does not present fairly in all material respects the financial position of the Acquired Business as of the date of such Balance Sheet or the Closing Tape does not accurately present the Loan Receivables of the Acquired Business as of the date thereof, the parties shall seek to resolve those issues in accordance with Section 16.14 hereof, and any necessary adjustments shall be made to the Closing Balance Sheet or Closing Tape; provided, however, that such dispute shall not delay the Closing. If such issues have not been resolved by the Closing Date, the Purchase Price shall be calculated for purposes of Closing on the basis of the Closing Balance Sheet and Closing Tape as prepared by Seller and TFS, but the portion of the Purchase Price affected by disputed issues, but not more than $25 million, shall be held in escrow by a mutually acceptable escrow agent (the "Escrow Agent") until such issues have been resolved, at which time the escrowed funds plus any interest thereon shall be disbursed to Seller and/or Purchaser in accordance with the resolution of such issues. The up to $25 million held in escrow shall not limit the amount that may be subject to dispute following the Closing, but any such claims or disputes shall not be subject to or be applied against the "basket" provisions of Sections 2.4(c) and 12.1(a).

                           (iii)  The  Purchase  Price  shall  be  equal  to the
Estimated Purchase Price plus or minus the following adjustments:

                  (A) If the amount of the Other Assets shown on the Closing Balance Sheet is (x) greater than that shown on the TFS Balance Sheet, then the Estimated Purchase Price shall be increased by the amount of such excess; or (y) less than that shown on the TFS Balance Sheet, then the Estimated Purchase Price shall be decreased by the amount of such reduction;

                  (B) If the amount of the Other Liabilities shown on the Closing Balance Sheet is (x) greater than that shown on the TFS Balance Sheet, then the Estimated Purchase Price shall be decreased by the amount of such excess; or (y) less than that shown on the TFS Balance Sheet, then the Estimated Purchase Price shall be increased by the amount of such reduction;

                  (C) If the amount of the Loan Receivables indicated on the Closing Tape is (x) greater than the amount indicated on the TFS Tape, then the Estimated Purchase Price shall be increased by the product of such excess multiplied by the Adjustment Factor; or (y) less than the amount indicated on the TFS Tape, the Estimated Purchase Price shall be decreased by the product of such reduction multiplied by the Adjustment Factor; and

                  (D) If the remainder obtained by subtracting the Funds Adjustment Amount from

         Net Funds Contributed is (x) greater than or equal to zero, the Estimated Purchase Price shall be increased by the sum of (aa) the product of (Net Funds Contributed minus the Funds Adjustment Amount) multiplied by the Adjustment Factor, plus (bb) the Funds Adjustment Amount; or (y) less than zero, the Estimated Purchase Price shall be decreased by the sum of (cc) the product of (Net Funds Contributed (treated as a positive number) plus the Funds Adjustment Amount) multiplied by the Adjustment Factor, minus (dd) the Funds Adjustment Amount.

                  (c) For purposes of this Agreement, the following terms shall have the meanings set forth below:

                           (i) "Funds  Adjustment  Amount" shall mean the sum of
(1) the increase, if any, in cash and cash equivalents on hand in the TFS Companies as of the Net Funds Report Date over the amount shown on the Closing Balance Sheet, plus (2) the amount paid out by the TFS Companies between the date of the Closing Balance Sheet and the Net Funds Report Date for severance and retention payments.

                           (ii) "Loan Receivables" shall mean, as of any date of
determination, the aggregate outstanding principal balances of the Loans.

                           (iii) "Other Assets" shall mean all assets other than
Excluded Assets and Loan Receivables.

                           (iv) "Other  Liabilities"  shall mean all liabilities
other than Excluded
Liabilities, Intercompany Debt and any Third Party Debt.

                           (v)  "Adjustment  Factor"  shall  mean the sum of 1.0
plus the Premium Factor.

                           (vi) "Net Funds Contributed" shall mean the amount of
cash or cash equivalents and the fair market value of marketable securities or other property (A) advanced or contributed by Seller (in the form of Intercompany Debt or otherwise) to one or more of the TFS Companies and used by such TFS Company in the ordinary course of business, minus (B) the amounts thereof received by Seller from one or more of the TFS Companies in the case of clauses (A) and (B) during the period commencing on the first day of the month that includes the Closing Date and ending on the Net Funds Report Date.

                  (d) For purposes of determining the Purchase Price, any Taxes payable or receivable by the TFS Companies shall be ignored in calculating Other Assets and Other Liabilities.

Section 2.4. Repurchase of Excluded Assets.

                  (a) In the event that any loan indirectly transferred to Purchaser through the purchase of the TFS Stock is an Excluded Loan, or any other asset transferred to Purchaser pursuant to this Agreement is an Excluded Asset, Purchaser shall promptly provide Seller with written notice identifying such Excluded Loan or Excluded Asset, and Seller shall be obligated to repurchase such Excluded Loan or Excluded Asset to the extent set forth in this section.

                  (b) On the fifth (5th) day of each month (or the following Business Day, if such day is not a Business Day), Seller shall deliver to Purchaser an amount equal to the aggregate Repurchase Price for all Excluded Loans and Excluded Assets for which Purchaser has given notice in the preceding calendar month. The Repurchase Price for any Excluded Loan shall be (i) the sum of the outstanding principal balance of such loan as of the date of repurchase, plus (ii) Purchaser's documented recording or transfer costs of conveying such Excluded Loan to Seller, plus (iii) up to thirty (30) days of accrued interest, plus (iv) the product of the outstanding principal as of the date of repurchase multiplied by the Premium Factor. The Repurchase Price for any other Excluded Asset shall be (x) the book value of such Excluded Asset as of the Closing Date, plus (y) interest on such amount from the Closing Date until the date such Repurchase Price is received by Purchaser at the annual rate equal to the average of the high and low daily federal funds rate as reported from time to time by The Wall Street Journal plus
 .50%, plus (z) documented recording or transfer costs of conveying such Excluded Asset to Seller. Upon payment of the Repurchase Price as set forth herein, Purchaser shall deliver any and all documentation relating to each repurchased Excluded Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in Seller title to such Excluded Loan or other Excluded Asset.

                  (c) Notwithstanding the provisions of Section 2.4(b), Seller shall have no obligation to repurchase Excluded Loans or other Excluded Assets unless the aggregate Repurchase Price of all Excluded Loans and other Excluded Assets for which Purchaser has given notice pursuant to Section 2.4(a) exceeds on a cumulative basis an amount equal to Five Million Dollars ($5,000,000.00), in which case Seller's obligation to repurchase shall be only to the extent of such excess.

                  (d) The period within which Purchaser may assert the right to require Seller to repurchase Excluded Loans and other Excluded Assets as provided in this Section shall expire one hundred eighty (180) days after the Closing Date, provided, however, that such expiration shall have no effect on the obligations of Seller and Parent with respect to any Excluded Loan or other Excluded Asset that is the subject of a repurchase demand made prior to such expiration, nor upon any representation and warranty relating to Excluded Loans or Excluded Assets and indemnification thereto.

Section 2.5. Interest on Purchase Price.

                  If the conditions set forth in Article XI hereof have been satisfied and the Closing has not been consummated for any reason other than due to the failure or refusal of any of Seller, Parent, or TFS to fulfill its respective obligations to close the sale of the TFS Stock hereunder, then (1) on and after the later of July 1, 1997 or the date on which all of the conditions set forth in Article XI have been satisfied, an amount equal to the Purchase Price less the Intercompany Debt and Third Party Debt shall bear interest from such date, to and including the Closing Date at a rate per annum equal to the 3.00%; and (2) on and after the later of August 15, 1997 or the date on which all of the conditions set forth in Article XI have been satisfied, the amount equal to Purchase Price less the Intercompany Debt and Third Party Debt shall bear interest from such date, to and including the Closing Date at a rate per annum equal to 5.00%.



                                  ARTICLE III.

                                     CLOSING

Section 3.1. The Closing.

                  The consummation of the transactions provided for in this Agreement (the

"Closing") shall take place at the offices of Seller's counsel, Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York, at 9:00 a.m., Eastern Time:
(a) on the later of (i) such date which is not more than two (2) Business Days after the satisfaction or waiver of the last of the conditions required to be satisfied or waived pursuant to Articles X and XI or, (ii) June 20, 1997, or (b) at such other place, time or date as the parties shall agree upon in writing. The date on which the Closing is to occur is referred to herein as the "Closing Date."

Section 3.2. Parent's, Seller's and TFS's Deliveries.

                  At the Closing, Parent, Seller, and TFS shall deliver to Purchaser the following:

                  (a) Certificates evidencing the TFS Stock registered in the name of Seller, duly endorsed by Seller for transfer or accompanied by assignments duly executed by Seller.

                  (b) The stock books, stock ledgers and minute books of the TFS Companies.

                  (c) An opinion of Gibson, Dunn & Crutcher LLP, counsel to Parent, Seller, and TFS, in substantially the form attached as Exhibit 3.2.

                  (d) Certified copies of resolutions, duly adopted by the Board of Directors of Parent, Seller, and TFS, respectively, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by Parent, Seller and TFS, respectively, of this Agreement and the consummation of the transactions contemplated hereby.

                  (e)  The  officers'   certificates  referred  to  in  Sections
11.1(d), (e) and (f).

                  (f) Letters of resignation, dated as of the Closing Date, from each director or officer of each TFS Company as Purchaser may request.

                  (g) With respect to Intercompany Debt, (i) all original promissory notes evidencing such debt, marked "canceled" and "paid in full" and signed by an appropriate officer of Parent or Seller, and (ii) a release, in a form reasonably acceptable to Purchaser, evidencing satisfaction and release of all Intercompany Debt that is not evidenced by a promissory note so delivered and marked.

                  (h) Such other documents as are reasonably required to be delivered by Parent or Seller to effectuate the transfer of the TFS Stock to Purchaser and the assumption by Parent or Seller of all Excluded Liabilities and Excluded Loans, including the release of all TFS Companies from any obligations under the Purchase Agreements as set forth on Part A of Schedule 6.1.

Section 3.3. Purchaser's Deliveries.

                  At  the  Closing,   Purchaser  shall  deliver  to  Seller  the
following:

                  (a) The Purchase Price as provided in Sections 2.2 and 2.3; provided, however, that any portion of the Purchase Price up to $25 million that is affected by unresolved issues with respect to the Closing Balance Sheet or Closing Tape shall be delivered to the Escrow Agent at Closing.

                  (b)  An  opinion  of  counsel  to  Purchaser   and   Household
International, in substantially the form attached as Exhibit 3.3.

                  (c) Certified copies of resolutions, duly adopted by Purchaser's and Household International's Board of Directors, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by Purchaser and Household International of this Agreement and the consummation of the transactions contemplated hereby.

                  (d) The officer's certificates referred to in Section 10.1(c) and (d).

                  (e) Such other documents or payments as are reasonably required to be delivered or paid by Purchaser to effectuate the transfer of the TFS Stock to Purchaser.

Section 3.4. Further Assurances.

                  After the Closing, each of Parent, Seller, TFS and Purchaser and Household International shall from time to time execute and deliver at the request of any other party to this Agreement such additional documents and instruments as may be reasonably required to carry out the intent of this Agreement and the transactions contemplated hereby, and to provide whatever documents or other evidence of title as may be reasonably requested by Purchaser to confirm Purchaser's ownership of the TFS Stock.

Section 3.5. Arcadia Companies.

         (a) If, at the time all other conditions to the consummation of the transactions contemplated by this Agreement contained in Articles X and XI have been satisfied or waived and subject to Section 3.6, Seller and TFS have not obtained the approval of The Arizona Department of Insurance or any other state insurance regulatory authority which is required for the sale of the stock of Arcadia General Insurance Company or Arcadia National Life Insurance Company to Purchaser indirectly by virtue of TFS's ownership thereof (the "Insurance Approval"), then the parties agree promptly to take all actions necessary to (i) consummate pursuant to this Article III the Closing and all other transactions contemplated hereby (other than as contemplated by Section 3.6) except the purchase and sale of the Arcadia Stock (the "Arcadia Purchase"), and reduce the Purchase Price by an amount equal to the book value of the Arcadia Companies as reflected on the Closing Balance Sheet, and (ii) delay the consummation of the Arcadia Purchase until such time as the Insurance Approval has been obtained. For purposes of the Closing referred to in clause (i) of the preceding sentence, if, in addition to the failure to obtain the Insurance Approval, one or more other conditions to the Closing contemplated by this Agreement contained in
Article X or XI as they relate to the Arcadia Companies or the Insurance Policies (an "Other Arcadia Condition") has not been satisfied as of the date on which all such other conditions have been satisfied or waived, the parties shall nevertheless consummate the Closing and the transactions contemplated hereby other than the Arcadia Purchase in accordance with this Article III. The consummation of the Arcadia Purchase shall be conditioned on the Insurance Approval having been obtained and the satisfaction or waiver of all Other Arcadia Conditions and at such consummation Purchaser shall pay Seller by wire transfer of immediately available funds denominated in U.S. dollars to Seller's Account an amount equal to the book value of the Arcadia Companies as reflected on a balance sheet of the Arcadia Companies prepared by Seller as of the last day of the month immediately preceding the date of such consummation; provided, however, that if the consummation of the Arcadia Purchase shall fail to occur on or before December 31, 1997 (the "Arcadia Termination Date"), the parties' obligation to consummate the Arcadia Purchase shall automatically terminate. The consummation of the Arcadia Purchase after consummation of the Closing and other transactions contemplated hereby shall be subject to the same representations, warranties, covenants and conditions contained herein as applied on the Closing Date to Parent, Seller and the TFS Companies, on the one hand, and Purchaser, on the other hand, applying to Parent, Seller and the Arcadia Companies and

Purchaser, respectively, on the date on which the Arcadia Purchase is consummated, with only such modifications as are necessary to reflect the Closing of all transactions contemplated hereby other than the Arcadia Purchase.

                  (b) If the consummation of the Arcadia Purchase is delayed pursuant to Section 3.5(a), the Arcadia Stock and all assets and other properties of the Arcadia Companies, including the Insurance Policies, shall constitute and be treated as Excluded Assets, and all liabilities and other obligations of the Arcadia Companies shall constitute and be treated as Excluded Liabilities, until such time, if ever, as the Arcadia Purchase is consummated. In such event, as a condition of Closing, Seller and Parent shall cause the Arcadia Companies to enter into agreements with the TFS Companies to enable the current practice of providing insurance to customers of any TFS Company to continue on the same terms and conditions, including commissions payable to the TFS Companies until such time, if ever, as the Arcadia Purchase is consummated or as the Arcadia Termination Date occurs.

                  (c) The failure of the consummation of the Arcadia Purchase to occur for any reason shall not affect the Closing of the other transactions contemplated hereby; nor any rights or obligations of the parties under Section 12.1, 12.2, 13.2 or 13.3.

Section 3.6. TFS BC.

                  (a) If, at the time all other conditions to the consummation of the transactions contemplated by this Agreement contained in Articles X and XI have been satisfied or waived and subject to Section 3.5 Seller and TFS have not obtained the approval of the Canadian federal, provincial or local authorities which are required for the sale of the stock of TFS BC (the "Canadian Approval"), then the parties agree promptly to take all actions necessary to (i) consummate pursuant to this Article III the Closing and all other transactions contemplated hereby (other than as contemplated by Section
3.5 except the purchase and sale of the outstanding capital stock of TFS BC (the "TFS Purchase"), and reduce the Purchase Price by an amount equal to the book value of TFS BC as reflected on the Closing Balance Sheet, plus an amount equal to the product of (x) the Loan Receivables held by TFS BC included on the Closing Tape multiplied by (y) the Adjustment Factor (the "TFS BC Premium"), and
(ii) delay the consummation of the TFS BC Purchase until such time as the TFS BC Approval has been obtained. For purposes of the Closing referred to in clause
(i) of the preceding sentence, if, in addition to the failure to obtain the TFS BC Approval, one or more other conditions to the Closing contemplated by this Agreement contained in Article X or XI as they relate to TFS BC (an "Other TFS BC Condition") has not been satisfied as of the date on which all such other conditions have been satisfied or waived, the parties shall nevertheless consummate the Closing and the transactions contemplated hereby other than the TFS BC Purchase in accordance with this Article III. The consummation of the TFS BC Purchase shall be conditioned on the TFS BC Approval having been obtained and the satisfaction or waiver of all Other TFS BC Conditions and at such consummation Purchaser shall pay Seller by wire transfer of immediately available funds denominated in U.S. dollars to Seller's Account an amount equal to the book value of TFS BC as reflected on a balance sheet of TFS BC prepared by Seller as of the last day of the month immediately preceding the date of such consummation, plus an amount equal to the TFS BC Premium; provided, however, that if the consummation of the TFS BC Purchase shall fail to occur on or before December 31, 1997 (the "TFS BC Termination Date"), the parties' obligation to consummate the TFS BC Purchase shall automatically terminate. The consummation of the TFS BC Purchase after consummation of the Closing and other transactions contemplated hereby shall be subject to the same representations, warranties, covenants and conditions contained herein as applied on the Closing Date to Parent, Seller and the TFS Companies, on the one hand, and Purchaser, on the other hand, applying to Parent, Seller and the TFS BC and Purchaser, respectively, on the date on which the TFS BC Purchase is consummated, with only such modifications as are necessary to reflect the Closing of all transactions contemplated hereby other than the TFS BC Purchase.

                  (b) If the consummation of the TFS BC Purchase is delayed pursuant to Section 3.6(a), the outstanding capital stock of TFS BC and all assets and other properties of TFS BC shall constitute and be treated as Excluded Assets, and all liabilities and other obligations of TFS BC shall constitute and be treated as Excluded Liabilities, until such time, if ever, as the TFS BC Purchase is consummated or as the TFS BC Termination Date occurs.

                  (c) The failure of the consummation of the TFS BC Purchase to occur for any reason shall not affect the Closing of the other transactions contemplated hereby; nor any rights or obligations of the parties under Section 12.1, 12.2, 13.2 or 13.3.

Section 3.7. Closing with Less Than All Loan Regulatory Approvals.

                  (a) If, at the time all conditions to the consummation of the transactions contemplated by this Agreement contained in Articles X and XI have been satisfied or waived (other than as contemplated by Sections 3.5 and 3.6), not all of the Regulatory Approvals necessary for the lawful indirect transfer to Purchaser of one or more classes of Loans in one or more jurisdictions (such Loans, the "Regulatory Loans") to Purchaser by virtue of its ownership of the TFS Stock have been obtained by Purchaser, then the parties agree (i) to consummate, immediately prior to the Closing, the sale by the applicable TFS Companies to Purchaser of the Regulatory Loans, without recourse, representation or warranty of any kind by Parent, Seller or the TFS Companies (the "Regulatory Loan Purchase"), and (ii) immediately thereafter to consummate the Closing of the purchase and sale of the TFS Stock and the other transactions contemplated by this Article III, other than as contemplated by Sections 3.5 and 3.6. Payment of the Purchase Price by Purchaser at the Closing shall be deemed payment in full by Purchaser for the Regulatory Loans.

                  (b) If the Regulatory Loan Purchase is consummated separately from the purchase and sale of the TFS Stock and the other transactions contemplated hereby pursuant to Section 3.7(a), then (i) delivery of the Loan Files with respect to the Regulatory Loans and all related assignments and related loan and security transfer documentation shall occur after the Closing Date at Purchaser's sole cost and expense, and (ii) the Regulatory Loans shall constitute and be treated as Loans for purposes under this Agreement and shall not for any reason be treated as Excluded Assets for purposes of this Agreement.

                                   ARTICLE IV.

            REPRESENTATIONS AND WARRANTIES OF PARENT, SELLER AND TFS

                  In order to induce Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby, each of Parent, Seller and TFS jointly and severally represents and warrants to Purchaser as of the date hereof and the Closing Date as follows:

A. REPRESENTATIONS AND WARRANTIES REGARDING PARENT, SELLER AND THE TFS COMPANIES

Section 4.1. Corporate Status.

                  Each of Parent, Seller and the TFS Companies is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of Parent, Seller and the TFS Companies is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it as of the Closing Date or the nature or location of its properties and assets owned as of the Closing Date makes such licensing or qualification necessary, all of which jurisdictions, in the case of the TFS Companies, are set forth in Schedule 4.1 next to the names of the applicable TFS Companies. Complete and correct copies of the articles or certificate of incorporation and by-laws, as amended, of each TFS Company, have been delivered to Purchaser. Seller and TFS have made available to Purchaser the minute books of each TFS Company from date of incorporation through the date of this Agreement, and such minute books contain complete and accurate records of all meetings held by the board of directors and stockholders of each TFS Company and of all corporate actions authorized at such meetings since the respective date of the incorporation of each TFS Company.

Section 4.2. Corporate Authority.

                  Each of Parent, Seller and TFS has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Each of Parent, Seller and the TFS Companies has the requisite corporate power and authority to own or lease all of its respective properties and assets and to conduct its respective businesses as they are now being conducted. All corporate actions and proceedings necessary to be taken by or on the part of Parent, Seller and the TFS Companies in connection with this Agreement and the transactions contemplated hereby have been duly and validly taken. This Agreement has been validly executed and delivered by Parent, Seller and TFS and constitutes the legal, valid and binding obligation of Parent, Seller and TFS, enforceable against Parent, Seller and TFS in accordance with and subject to its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies.

Section 4.3. Non-Contravention.

                  Neither the execution and delivery by Parent, Seller and TFS of this Agreement nor the consummation by Parent, Seller or TFS of the transactions contemplated hereby is an event that, of itself or with the giving of notice or the passage of time or both, will (a) conflict with the charter or bylaws of Parent, Seller or any of the TFS Companies, (b) assuming that the consents and approvals described in Schedule 4.9 are obtained, constitute a violation of, or conflict with or result in any breach of or any default under, or constitute grounds for termination or acceleration of, any Material Contract to which Parent, Seller or any of the TFS Companies is a party or by which Parent, Seller or any of the TFS Companies is bound, (c) assuming receipt of the consents and approvals described in Schedule 4.9, violate any judgment, decree, order, statute, rule or regulation, in each such case, applicable to Parent, Seller or any of the TFS Companies, (d) result in the creation or imposition of any Lien on the assets or equity of any of the TFS Companies or (e) assuming receipt of the consents and approvals described in Schedule 4.9, cause the suspension, revocation, termination or modification of any Regulatory Authorization.

Section 4.4. Ownership of Stock.

         (a) Stock of TFS. The authorized capital stock of TFS consists of 100,000 shares of common stock, $1.00 par value, of which 1,000 shares are issued and outstanding as of the date of this Agreement. All shares of TFS Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. TFS is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase or issuance of any shares of its capital stock or any securities representing the right to purchase, subscribe, or otherwise receive any such shares. Seller is the owner, beneficially and of record, of all of the TFS Stock, free of all Liens other than Permitted Liens. Upon transfer and delivery of the TFS Stock to Purchaser, Purchaser will receive good and marketable title to the TFS Stock free and clear of any Liens (other than those arising through Purchaser).

                  (b) Stock of TFS Subsidiaries. TFS owns all of the issued and outstanding capital stock of the TFS Direct Subsidiaries, free and clear of all Liens. All of the issued and outstanding capital stock of the TFS Indirect Subsidiary is owned by Transamerica Acceptance, free and clear of all Liens other than Permitted Liens. Except for the TFS Subsidiaries and the Transferred Subsidiaries, there is no corporation in which TFS has any direct or indirect equity interest. Except for the TFS Indirect Subsidiary, there is no corporation in which any TFS Direct Subsidiary has any direct or indirect equity interest. All issued and outstanding shares of each TFS Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No TFS Subsidiary is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase or issuance of any share of its capital stock or any securities representing the right to purchase or otherwise receive any shares of its capital stock or any securities representing the right to purchase or subscribe for any such shares. There are no proxies or voting agreements with respect to any shares of stock of any TFS Company.

Section 4.5. Regulatory Authorizations.

                  As of the date of this Agreement, each TFS Company holds the Regulatory Authorizations listed opposite its name on Schedule 4.5, which
Regulatory Authorizations constitute all the material licenses, consents, approvals and authorizations required for each TFS Company to operate its business as now conducted. The Regulatory Authorizations listed on Schedule 4.5 in the aggregate constitute all material Regulatory Authorizations required to operate the Acquired Business as now conducted. Each TFS Company's Regulatory Authorizations are in full force and effect and, except as limited by the provisions of applicable law or as otherwise specified on the face of such Regulatory Authorizations or in Schedule 4.5, none of the Regulatory Authorizations is subject to any restriction or condition which would limit in any material respect the operations of the applicable TFS Company as presently conducted. Except as set forth on Schedule 4.5, as of the date hereof, there is not pending or, to the knowledge of Seller and TFS, threatened any action by or before any Regulatory Authority to revoke, cancel, rescind or modify in any material respect any of the Regulatory Authorizations listed on Schedule 4.5 (other than proceedings to amend rules of general applicability) or to refuse to renew or extend any of such Regulatory Authorizations.

Section 4.6. Title, Liens, etc.

                  Attached as Schedule 4.6 is a list of all Personal Property of the TFS Companies with a value over $100,000 and all Real Property of the TFS Companies. Each TFS Company has good title to, or in the case of leased property, has a valid leasehold interest in, or in the case of licensed property, has a valid license in, all Personal Property owned, leased, or licensed by it as of the date hereof. Each TFS Company has good title to, or in the case of leased property has a valid leasehold interest in, all Real Property owned or leased by it as of the date hereof. The Personal Property and the Real Property are free and clear of all Liens except Permitted Liens.

Section 4.7. Employees.

                  (a) Schedule 4.7A completely and accurately lists all TFS Plans and TFS Benefit Arrangements and specifically identifies any that are Qualified Plans. Seller has made available or delivered to Purchaser true, correct, and complete copies of all material documents with respect to each TFS Plan and TFS Benefit Arrangement.

                  (b) With respect, as applicable,  to Benefit Plans and Benefit
Arrangements:

                           (i) Parent has  received  a  favorable  determination
letter from the Internal Revenue Service (the "IRS"), covering the Qualified Plans' qualification under Code Section 401(a), and to knowledge of Parent and the TFS Companies (including persons directly responsible for employee benefit matters), nothing has occurred with respect to such plans and their trusts that could cause the loss of such qualification or exemption or the imposition of any material liability, lien, penalty, or tax under ERISA or the Code;

                           (ii) each TFS Plan and each TFS  Benefit  Arrangement
has been maintained in accordance with its constituent documents and in material compliance with all applicable provisions of the Code, ERISA and other domestic and foreign laws, including federal, state, and foreign securities laws and all laws respecting reporting and disclosure;

                           (iii)  None of the  TFS  Companies  nor any of  their
ERISA  Affiliates  has  incurred any  liability  under Title IV of ERISA or Code
Section 412 that will become, after the Closing, an obligation of the Purchaser, the TFS Companies or any of their ERISA Affiliates. All costs of plans subject to Title IV of ERISA have been provided for on the basis of consistent methods in accordance with sound actuarial assumptions and practices, and except as provided in Section 9.1(d), since the last valuation date for each such plan, no such plan has been amended or changed to increase the amounts of benefits thereunder;

                           (iv) there are no pending  claims (other than routine
benefit claims) or lawsuits by, against, or relating to any non-TFS Benefit Plans or non-TFS Benefit Arrangements that would, if successful, result in liability for the TFS Companies, and no claims or lawsuits (other than routine benefit claims) have been asserted, instituted or, to the knowledge of the TFS Companies, threatened by, against, or relating to any TFS Plan or TFS Benefit Arrangement unless the amounts at issue are not material. The TFS Plans and TFS Benefit Arrangements are not presently under audit or examination (and have not received notice of a potential audit or examination) by any domestic or foreign governmental authority, and no matters are pending with respect to the Qualified Plans under any governmental compliance programs, except that the Department of Labor currently is conducting a routine audit;

                           (v) no TFS Plan or TFS Benefit  Arrangement  contains
any provision or is subject to any law that would give rise to any vesting of benefits, severance (except as disclosed in Schedule 4.7C), termination, or other payments or liabilities as a result of the transactions this Agreement contemplates, and the TFS Companies have not declared or paid any bonus or other incentive compensation or established any severance plan, program, or arrangement in contemplation of the transactions contemplated by this Agreement (except as disclosed in Schedule 4.7C);

                           (vi) with  respect to each TFS Plan,  there have been
no violations of Code Section 4975 or ERISA Sections 404 or 406 as to which successful claims would result in any post-Closing liability for the TFS Companies or Purchaser or any Person required to be indemnified by them;

                           (vii)  the  TFS  Companies  have  made  all  required
contributions to the TFS Plans as of the last day of the each plan's most recent fiscal year; except as provided in Section 6.1(b)(vii), all benefits accrued under any unfunded TFS Plan or TFS Benefit Arrangement will have been paid, accrued, or otherwise adequately reserved in accordance with GAAP as of the Balance Sheet Date; and all monies withheld from employee paychecks with respect to TFS Plans have been transferred to the appropriate plan within the timing required by governmental regulations;

                           (viii) no TFS Company has  prepaid or  prefunded  any
Welfare Plan through a trust, reserve, premium stabilization, or similar account, nor, except as disclosed on Schedule 4.7D, does any TFS Company provide benefits through an arrangement defined in Code Section 501(c)(9), and the TFS Companies and their ERISA Affiliates have complied with Code Sections 4980B (and its predecessor) and 5000;

                           (ix) the TFS  Companies  have no  liability  (whether
actual, contingent, or otherwise) with respect to any Benefit Plan or Benefit Arrangement that is not a TFS Benefit Arrangement or with respect to any Benefit Plan sponsored or maintained (or which has been or should have been sponsored or maintained) by any ERISA Affiliate; and no facts exist that could reasonably be expected to result in such liability, as a result of a termination, withdrawal or funding waiver with respect to any such plan, program, or arrangement;

                           (x)  no  employee  or  former  employee  of  the  TFS
Companies nor beneficiary of any such employee or former employee is, by reason of such employee's or former employee's employment, entitled to receive any benefits subject to reporting under Statement of Financial Accounting Standards No. 106, other than as required by Code Section 4980B or other applicable law or as outlined in Schedule 4.7E.

                  (c) Seller has delivered to Purchaser a true, correct, and complete list of the materials set forth on Schedule 4.7F with respect to employees.

                  (d) With respect to employees of and service providers to the TFS Companies:

                           (i) the TFS  Companies  are and have been  within the
preceding three years in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including without limitation any such laws respecting employment discrimination, workers' compensation, family and medical leave, the Immigration Reform and Control Act, and occupational safety and health requirements, and have not and are not engaged in any unfair labor practice;

                           (ii) the  employees of the TFS Companies are not, and
have not, within the preceding three years, been, represented by any labor union, and no collective bargaining agreement is binding and in force against, or currently being negotiated by, any of the TFS Companies, and to the TFS Companies' knowledge, no labor representation organization effort exists nor, to the knowledge of Parent or Seller, has there been any such activity within the past three years;

                           (iii) with respect to all Persons  classified  by the
TFS Companies as independent contractors, the TFS Companies have fully and accurately reported their compensation on IRS Forms 1099 when required to do so;

                           (iv) each of the TFS  Companies has complied with all
garnishment orders it has received.

Section 4.8. Brokers.

                  Except for Goldman, Sachs & Co., whose fees shall be paid by Seller, there is no investment banker, broker or finder or other person who would have a valid claim against Purchaser or any of the TFS Companies for a commission, brokerage fee or similar payment in connection with this Agreement or the transactions contemplated hereby.

Section 4.9. Approvals and Consents.

                  Except for the Restricted Contracts set forth on Schedule 4.9, the Regulatory Approvals and any consents that may be required under Contracts which are not Material Contracts, no approval or consent of any Person not a party to this Agreement is legally or contractually required to be obtained by Parent, Seller or any of the TFS Companies in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the transfer of the TFS Stock to Purchaser.

Section 4.10. Trademarks and Other Intellectual Property.

                  Schedule 4.10 sets forth a true and complete list of all trademarks, trade names and service marks used or employed by each TFS Company as of the date hereof in connection with its business. All of the Intellectual Property which is used or employed by each TFS Company as of the date hereof in connection with its business is owned free and clear of all Liens by, or validly licensed to, such TFS Company. Each TFS Company owns or possesses, and has taken all actions necessary to record, preserve and protect, adequate and enforceable long-term licenses or other rights to use without payment all such Intellectual Property. Except as set forth on Schedule 4.10, no royalties or fees in excess of $100,000 are payable by any of the TFS Companies to any Person by reason of the TFS Companies' ownership or use of the Intellectual Property.

Section 4.11. Contracts.

                  (a) Schedule 4.11 lists or describes all Material Contracts to which any TFS Company is a party or to which it or any of its assets or properties are bound as of the date hereof.

                  (b) Each Material Contract is in full force and effect and is a valid and binding obligation of the respective TFS Company, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies. Each Material Contract has been duly authorized and validly executed by the respective TFS Company. Neither any TFS Company nor, to the knowledge of Seller or TFS, any other party to any Material Contract is in violation thereof or in default thereunder, and no Material Contract is currently under negotiation or renegotiation.

Section 4.12. Taxes.

         (a) The TFS Companies (i) have accurately prepared and timely filed or caused to be filed with the appropriate Tax authority all Tax Returns required to have been filed by them under applicable law, and (ii) have paid or caused to be paid all Taxes required to have been paid by them, except for Taxes that are being contested in good faith. No Tax liens or assessments

(other than notices of deficiency with respect to Income Taxes) have been filed by any Tax authority against the TFS Companies or any of their respective properties or assets.

                  (b) Parent has filed a consolidated federal income Tax Return including each of the TFS Companies (excluding Transamerica Financial Services Limited) for the taxable year immediately preceding the current taxable year, and Parent is eligible to make an election under Section 338(h)(10) of the Code (and any comparable election under state, local or foreign tax law) with respect to each of the TFS Companies (excluding Transamerica Financial Services Limited).

Section 4.13. Financial Information.

                  (a) The TFS Balance Sheet and the Closing Balance Sheet were prepared from the books and records of TFS and present fairly in all material respects the financial position of the Acquired Business as of the date thereof in accordance with GAAP, except that the allowance for bad debts included in the Closing Balance Sheet will be $67,638,092 increased or decreased as a result of increases or decreases in Loan Receivables within the categories described in
Schedule 4.13 between March 31, 1997 and the date of the Closing Balance Sheet, based upon the respective reserve percentages for such categories set forth in
Schedule 4.13.

                  (b) The supplemental financial information or schedules set forth on Schedule 4.13, the TFS Tape, the Closing Tape and the Net Funds Report is, as of the date thereof, true, accurate and complete.

                  (c) Except as set forth in Schedule 4.13, between March 31, 1997 and the date hereof, there has been no Material Adverse Effect.

Section 4.14. Environmental.

                  Except as disclosed on Schedule 4.14, as of the date hereof, no notice, demand, request for information, citation, claim, action, proceeding, summons or complaint has been received by or, to the knowledge of TFS, threatened against any of the TFS Companies, and no penalty has been assessed or, to the knowledge of Seller and TFS, threatened against any of the TFS Companies by any Regulatory Authority with respect to any (i) alleged violation by any TFS Company of, or liability of any TFS Company under, any Environmental Law in connection with the conduct of its business, (ii) alleged failure by any TFS Company to have any permit, certificate, license or authorization required under any Environmental Law in connection with the conduct of its business, or
(iii) release, disposal, transportation or storage of any Hazardous Substance by any TFS Company at, upon, or under the Real Property. Except as disclosed in
Schedule 4.14, there are no past or present actions, circumstances, conditions, or events that could reasonably be expected to result in a notice, demand, request for information, citation, claim, action, proceeding, summons, or complaint against any of the TFS Companies with respect to any violation by any TFS Company of, or liability of any TFS Company under, any Environmental Law in connection with the conduct of its business.

Section 4.15. Compliance with Laws.

                  Except as set forth on Schedule 4.15, the businesses of TFS Companies, including the origination, servicing, and collection of all Loans, have not been and are not now being conducted in violation of any material applicable law, ordinance, regulation or Regulatory Authorization, including, without limitation, usury laws, the Real Estate Settlement Procedures

Act ("RESPA"), the Consumer Credit Protection Act, and each of their implementing regulations, and all other insurance, usury, consumer credit laws and equal credit opportunity and disclosure laws and laws governing the collection of amounts owing under consumer obligations, domestic or foreign. Except as set forth on Schedule 4.15, no TFS Company has received any notice from any Regulatory Authority that the business of a TFS Company is being conducted in violation of any material applicable law, ordinance, regulation or Regulatory Authorization.

Section 4.16. Non-Competition and Non-Solicitation Agreements.

                  Except as described on Schedule 4.16, none of the TFS Companies is subject to any contractual prohibition or restriction on its ability to own, manage or operate any business, or solicit any current, former or potential customers, Borrowers, lessees, or Policy Holders that will be binding on Purchaser or the TFS Companies after Closing. The consummation of the transactions contemplated by the Agreement will not (i) conflict with or violate any non-compete agreement to which Parent, Seller or any TFS Company is a party; or (ii) subject any TFS Company or Purchaser to any restrictions with respect to the solicitation of any person obligated for payment of any Loan held by any TFS Company or any person who has transferred or assigned any property interest to any TFS Company to secure payment of such Loan for financial services.

Section 4.17. Insurance.

                  The insurance policies maintained by each TFS Company on its assets, operations and personnel are of the kinds, covering such risks and in such amounts and with such deductibles and exclusions as are consistent with past business practices of each TFS Company. Except as set forth in Schedule 4.17, no TFS Company has received any notice of cancellation or termination with respect to any material insurance policy.

Section 4.18. Guarantees.

                  Except as set forth in Schedule 4.18, no TFS Company is directly or indirectly (a) liable, by guarantee or otherwise, upon or with respect to, (b) obligated by discount or repurchase agreement or in any other way to provide funds with respect to, or (c) obligated to guarantee or assume, any debt, dividend or other obligation of any Person, except endorsements made in the ordinary course of business in connection with the deposit of items for collection.

Section 4.19. No Illegal or Improper Transactions.

                  Neither Parent, Seller, nor any TFS Company has, nor has any director, officer or employee of any TFS Company, directly or indirectly, used funds or other assets of any TFS Company, or made any promise or undertaking in such regard, for (a) illegal contributions, gifts, entertainment or other expenses relating to political activity; (b) illegal payments to or for the benefit of governmental officials or employees, whether domestic or foreign; (c) illegal payments to or for the benefit of any Person, or any director, officer, employee, agent or representative thereof; or (d) the establishment or maintenance of a secret or unrecorded fund. There have been no intentionally false or intentionally fictitious entries made in the books or records of any TFS Company.

B. REPRESENTATIONS AND WARRANTIES REGARDING PORTFOLIO OF LOANS

Section 4.20. Characteristics of Loan Portfolio.

                  (a) The total yield (defined as annualized total revenues for the Acquired Business for the quarterly period ended March 31, 1997 divided by the average net finance receivables for such period) for all Loan Receivables as reflected on the TFS Balance Sheet was not less than 14.8%. Of the Loan Receivables reflected on the TFS Balance Sheet, at least 90% of such Loan Receivables are represented by Mortgage Loans.

                  (b) All Loans that are secured by Mortgages on commercial properties were made in the ordinary course of business by the TFS Companies in accordance with the TFS Policies.

                  (c) No TFS Company has between March 31, 1997 and the date hereof:

                           (i) introduced any new product;

                           (ii) made any change in the TFS Policies  relating to
underwriting standards or pricing of Loans;

                           (iii)  acquired any Loans in wholesale,  bulk or flow
purchases; or

                           (iv)  carried on its  business  outside the  ordinary
course of business except for actions related to the sale of the TFS Companies or as otherwise contemplated in this Agreement.

C. REPRESENTATIONS AND WARRANTIES AS TO THE INSURANCE BUSINESS

Section 4.21. Qualification.

                  (a) Attached hereto as Schedule 4.21 is a list of each TFS Company that is involved in any insurance-related business (collectively, the "Insurance Companies") and a list of all licenses and permits held by the Insurance Companies issued by any state or foreign insurance authority and a description of the classes and lines of insurance each Insurance Company is authorized to write in each jurisdiction. Except as set forth in Schedule 4.21, each Insurance Company's authority to write the classes and lines of insurance reflected on Schedule 4.21 is unrestricted and no Insurance Company is a party to any agreement, formal or informal, with any state insurance regulatory official limiting the ability of any Insurance Company to make full use of the licenses or permits which have been issued to it or requiring any Insurance Company to comply with regulatory standards, procedures or requirements different from those applicable to companies with licenses or permits similar to those issued to any Insurance Company. The licenses and permits listed on
Schedule 4.21 constitute all licenses and permits material to the conduct of the Insurance Companies' businesses, as they are now conducted, and Seller or Parent has received no notice that any such license or permit will not, in the ordinary course, be renewed upon its expiration.

                  (b) Schedule 4.21 contains a complete and accurate list of all domestic and foreign jurisdictions in which each Insurance Company currently has applications for licenses, permits or certificates of authority pending and the status of all such applications.

                  (c) Each Insurance Company belongs to all required rating bureaus, service organizations, insolvency funds, assigned risk pools and similar organizations necessary to conduct the business as it is now being conducted.

Section 4.22. Statutory Statements.

                  Seller previously made available to Purchaser a complete copy of the annual statements of each Insurance Company for the three most recent years as filed with the department of insurance of the respective state of domicile of such company, complete copies of the quarterly statements of each Insurance Company dated March 31, 1997 as filed with the department of insurance of the respective state of domicile of such company, and will deliver as soon as they are filed such interim financial statements that may be required to be filed with any state departments of insurance prior to the Closing Date (collectively, the "Statutory Statements"). Except for the investments (the "Trenton National Investments") and the asset (the "Trenton National Asset") which are the subject of the Trenton National Litigation on the books of Arcadia General Insurance Company, the Statutory Statements have been or will be prepared in accordance with the statutory accounting principles and applicable actuarial standards of practice consistently applied in accordance with the rules of the National Association of Insurance Commissioners and the respective states of domicile of such Insurance Company ("Statutory Accounting Principles"). Except for the Trenton National Investments and the Trenton National Asset, the Statutory Statements present (and such statements to be delivered hereafter will present) fairly in all material respects, in accordance with Statutory Accounting Principles, the financial position of each Insurance Company presented as of the dates indicated and the results of its operations for the periods therein specified.

Section 4.23. Investments/Defaults.

                  (a) Seller has previously delivered to Purchaser a complete list of all investments owned, directly or indirectly, by each Insurance Company as of March 31, 1997. Except as set forth on Schedule 4.23, no Insurance Company has received notice of (i) any payment defaults with respect to any investment or (ii) any other notice of nonperformance of any investment. Schedule 4.23 also contains a list of all bankruptcies, nonperforming assets, foreclosures and payment defaults known to any Insurance Company or Seller with respect to the investments as of March 31, 1997. Except as disclosed on Schedule 4.23 and except for the Trenton National Asset, all of the investments constitute admitted assets on the Statutory Statements and their carrying values have been described in conformity with Statutory Accounting Principles and in accordance with values prescribed by the National Association of Insurance Commissioners, when appropriate, consistent with the prior reporting practices of the Insurance Companies.

                  (b) No Insurance  Company has  committed any act or omitted to take any act which would make any of the investments not enforceable against the issuer thereof or the parties thereto in accordance with their terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally or the rights of creditors of insurance companies generally and (ii) the remedy of specific performance and injunctive and other forms of relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) Except as set forth on Schedule 4.23, since March 31, 1997, no Insurance Company has (i) purchased or otherwise invested in or committed to purchase or otherwise invest in any interest in real property (including, any extension of credit secured by a mortgage or deed of trust), (ii) purchased or otherwise invested in or committed to purchase or otherwise invest in securities which are below investment grade at the time of purchase, (iii) entered into any agreement or commitment with respect to the purchase or other acquisition, sale or other disposition or allocation of any investment with any Affiliate or other entity in which an Affiliate owns an equity interest of more than 25% or (iv) entered into any agreement or commitment with respect to any foreign investments.

Section 4.24. Reserves.

                  Except for the Trenton National Investments and the Trenton National Asset, reserves required under Statutory Accounting Principles reflected in the Statutory Statements and the reserves required under GAAP with respect to the Insurance Companies reflected in the Closing Date Balance Sheet were, or will be, computed in accordance with accepted actuarial standards as prescribed by the American Academy of Actuaries, are or will be fairly stated in accordance with sound actuarial principles in all material respects, and were, or will be, computed in a manner consistent with the computation of such items in the preceding corresponding period.

Section 4.25. Reinsurance Treaties.

                  Schedule 4.25 lists all of the reinsurance agreements or treaties of each Insurance Company. Each Insurance Company has provided to Purchaser copies of same which are true, accurate and complete, including all amendments or modifications thereto. All such reinsurance agreements are in full force and effect, enforceable in accordance with their terms, and, except as set forth in Schedule 4.25, neither any Insurance Company, nor any other party to same is in default or alleged to be in default under the terms thereof, and there exists no condition which, after notice or lapse of time or both, would constitute a default thereunder. Except as provided for in the Statutory Statements as of and for the year ended December 31, 1996, or as disclosed in
Schedule 4.25 hereto, all reinsurance represented by the reinsurance agreements and treaties represents an admitted asset or reduction of loss reserves of the Insurance Companies in the Statutory Statements and their carrying values have been described in conformity with Statutory Accounting Principles and in accordance with values prescribed by the National Association of Insurance Commissioners, when appropriate, consistent with the prior reporting practices of the Insurance Companies. Except as set forth on Schedule 4.25, no consent from any assuming reinsurer under any of the reinsurance treaties is required in order for Seller to effectuate the transactions contemplated under the Agreement. The consummation of the transactions contemplated by this Agreement will not affect the rights of any Insurance Company under the reinsurance treaties and specifically (i) no reinsurance treaties will be terminable nor will any commutation or recapture thereunder be required as a result thereof and
(ii) such consummation will not adversely affect the recapture rights of any Insurance Company under such reinsurance treaties.

Section 4.26. Certain Business Practices.

                  Except as set forth on Schedule 4.26:

                  (a) All insurance or annuity benefits that have become payable and not subject to a bona fide dispute by any Insurance Company, and are not in the course of settlement in good faith by such person, have been paid, or provided for, in accordance with the terms of the insurance, annuity or other similar contract or agreement under which they arose;

                  (b) No outstanding insurance policy or annuity contract issued, reinsured or underwritten by any Insurance Company entitles any person to receive dividends, distributions or other benefits based on the revenues or earnings of the contract issuer;

                  (c) All premiums accrued through the date of this Agreement have been paid and are not refundable to the Borrower upon prepayment of the Loan or otherwise.

Section 4.27. Limitation on Representations and Warranties.

                  Except as otherwise set forth herein, Seller and TFS make no representations or warranties as to the businesses of the TFS Companies, including the credit characteristics of the Loans, the physical condition of the Real Property (including the Branches) or the Personal Property or the usefulness or quality of the Intellectual Property, all of which are being indirectly transferred to Purchaser by virtue of the transfer of the TFS Stock "AS IS", "WHERE IS" and with all defects at the Closing Date. Without limiting the generality of the foregoing, neither Seller nor TFS makes any representation or warranty to Purchaser with respect to (a) any projections, estimates or budgets heretofore delivered to or made available to Purchaser of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the TFS Companies; or (b) any other information or documents made available to Purchaser or its counsel, accountants or advisors with respect to the TFS Companies or the business or operations of the TFS Companies, except as expressly covered by a representation and warranty contained in Sections 4.1 through 4.26.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES
                    OF PURCHASER AND HOUSEHOLD INTERNATIONAL

                  Purchaser and Household International jointly and severally hereby represent and warrant to each of Parent, Seller and TFS as of the date hereof and on the Closing Date as follows:

Section 5.1. Corporate Status.

                  Each of Purchaser and Household International is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Purchaser and Household International will, on the Closing Date, be duly qualified to do business, and be in good standing as a foreign corporation, in all jurisdictions in which the nature of the business conducted by it or the character or location of its properties or assets makes such qualification necessary. Each of Purchaser and Household International has the requisite corporate power and authority to own or lease all of its properties and assets and to conduct its business as it is now being conducted.

Section 5.2. Corporate Authority.

                  Each of Purchaser and Household International has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate actions and proceedings necessary to be taken on the part of Purchaser or Household International in connection with this Agreement and the transactions contemplated hereby have been duly and validly taken. This Agreement has been duly and validly executed and delivered by Purchaser and Household International and constitutes the legal, valid and binding obligation of Purchaser and
Household   International,   enforceable   against

Purchaser and Household International in accordance with and subject to its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies.

Section 5.3. Non-Contravention.

                  Neither the execution and delivery by Purchaser and Household International of this Agreement nor the consummation by Purchaser and Household International of the transactions contemplated hereby is an event that, of itself or with the giving of notice or the passage of time or both, will (a) conflict with the certificate of incorporation or by-laws (or similar governing instruments with different names) of Purchaser or Household International, (b) assuming that the consents and approvals described in Schedule 5.8 are obtained, constitute a violation of, or conflict with or result in any breach of or any default under, or constitute grounds for termination or acceleration of, any material mortgage, indenture, lease, contract, agreement or instrument to which Purchaser or Household International is a party or by which Purchaser or Household International is bound, or result in the creation of any Liens upon any assets of Purchaser or Household International, or (c) assuming receipt of the consents and approvals described in Schedule 5.8, violate any judgment, decree or order or statute, rule or regulation applicable to Purchaser or Household International.

Section 5.4. Brokers.

                  Except for Morgan Stanley & Co. Incorporated, whose fee shall be paid by Purchaser, there is no investment banker, broker or finder or other Person who would have a valid claim against Purchaser or Household International for a commission or brokerage fee in connection with this Agreement or the transactions contemplated hereby.

Section 5.5. Qualification as a Licensee.

                  Purchaser is familiar with the existing rules, regulations and policies pertaining to the conduct of a consumer finance business and insurance related thereto, having consulted with counsel knowledgeable as to such matters. Purchaser hereby affirms that it possesses legal and financial qualifications consistent with such requirements to be a licensee, or control a licensee, in each of the various states and other jurisdictions in which Purchaser plans for the TFS Companies to originate additional consumer loans or insurance policies or in which the TFS Companies hold and service the Loans and the Insurance Policies. Purchaser knows of no fact that would, under the existing rules, regulations and policies of such states or other jurisdictions, (a) disqualify the TFS Companies other than the Arcadia Companies (by virtue of Purchaser's ownership after the Closing Date) as owner and servicer of the Loans or as an originator of consumer loans or (b) disqualify the Arcadia Companies as owner and service of the Insurance Policies or as an insurer under insurance policies.

Section 5.6. Litigation.

                  There is no litigation, proceeding or investigation of any nature pending or, to the Purchaser's knowledge, threatened against or affecting Purchaser or any of its subsidiaries.

Section 5.7. Funds.

                 On the Closing Date, Purchaser will have the funds necessary to pay the Purchase

Price and consummate its other obligations under this Agreement.

Section 5.8. Approvals and Consents.

                  Except as set forth on Schedule 5.8, no approval or consent of any Person is legally or contractually required to be obtained by Purchaser or Household International in connection with the transactions contemplated by this Agreement and, except as set forth on Schedule 5.8, Purchaser is not required to obtain any license from any Regulatory Authority in connection with the consummation of the transactions contemplated by this Agreement.

Section 5.9. Investment Representation.

                  Purchaser represents that it is acquiring the TFS Stock for its own account for investment and not with a view to the distribution thereof, except with respect to any sale or distribution for which an exemption from registration under the Securities Act of 1933, as amended, is or hereafter becomes available.

Section 5.10. Purchaser's or Household International's Qualified Plans.

                  Purchaser or Household International has received favorable determination letters from the IRS covering the Purchaser's or Household International's Retirement Income Plan ("Purchaser's Retirement Income Plan") and Purchaser's or Household International's Tax Reduction Investment Plan ("Purchaser's Tax Reduction Investment Plan") under Code Section 401(a), and, to the knowledge of Purchaser and Household International (including persons directly responsible for employee benefit matters), nothing has occurred with respect to such plans and their trusts that could cause loss of such qualification.

                                   ARTICLE VI.

             COVENANTS OF PARENT, SELLER AND TFS PENDING THE CLOSING

                  Each of Seller, Parent and TFS (on behalf of itself and all of the TFS Subsidiaries) covenants and agrees that from the date hereof until the completion of the Closing:

Section 6.1. Excluded Assets and Excluded Liabilities.

                  (a) Seller and TFS shall use reasonable efforts to ensure that no Excluded Asset or Excluded Liability is acquired or assumed by Purchaser as a result of the sale of the TFS Stock which is contemplated hereby. In order to accomplish this result, Seller and/or TFS may, among other things, transfer the Excluded Assets and the Excluded Liabilities to a corporation which is neither a direct nor an indirect subsidiary of TFS at the Closing Date and change the corporate name of any of the TFS Companies.

                  (b) The following assets of the TFS Companies constitute the "Excluded Assets."

                           (i) The  stock  and  all  assets  of the  Transferred
Subsidiaries;

                           (ii) The  Excluded  Loans  and the  servicing  rights
relating thereto and each TFS Company's right, title and interest in the promissory notes, security instruments, guarantees, mortgages, deeds of trust, liens and claims relating to the Excluded Loans;

                           (iii) The Excluded Real Property;

                           (iv) The Excluded Personal Property;

                           (v) The  assets  and  other  items  set  forth in the
column under the heading "Total Retained" in the TFS Balance Sheet;

                           (vi) Any and all claims for  indemnity  under the ITT
Agreement or any Purchase Agreement, and the rights to receive payment therefor, relating to Excluded Loans, and the claims pending for (A) the difference in unearned "points" relating to 14,132 interest-bearing accounts and (B) the stream of payment accounts, as set forth in the letter dated June 14, 1995 from R.I. Reich to ITT Corporation;

                           (vii) all claims  under,  and rights to recovery with
respect to, the Trenton National Litigation and the Borg-Warner Litigation.

                  (c) For Purposes of this Agreement, the following shall constitute the "Excluded Liabilities":

                           (i)  All  obligations  and  liabilities  of  any  TFS
Company, including litigation, to the extent (and only to the extent) arising with respect to an Excluded Asset;

                           (ii) The Intercompany  Debt, all Third Party Debt and
all Intercompany Contracts;

                           (iii)  All  obligations  and  liabilities  of any TFS
Company under any lease with respect to the TFS Headquarters, the Derby Branch, the DP Center, the Resolution Center or the Loss Recovery Center with respect to periods from and after the Closing Date, except as provided in the Services Support Agreement;

                           (iv) All  financial or  performance  obligations  and
liabilities under the Nova Agreement and the Purchase Agreements listed on Part A of Schedule 6.1 (the "Purchase Agreements") and all financial obligations and liabilities under the ITT Agreement (it being understood that the nonfinancial performance obligations under the ITT Agreement are not Excluded Liabilities);

                           (v)  All  liabilities  with  respect  to the  Trenton
National Litigation and the Borg-Warner Litigation;

                           (vi)  All   liabilities  or  obligations   under  the
Servicing Agreement except as set forth in the Support Services Agreement;

                           (vii) Except as expressly  assumed in Article IX, all
liabilities for employee benefits for present or former employees of the TFS Companies (including retiree welfare benefits to be provided before or after Closing), whether or not reflected on the TFS Balance Sheet; and

                           (viii)   All   liabilities   with   respect   to  the
Transferred Subsidiaries; and

                           (ix) All  liabilities  with  respect to the  Excluded
Contracts.

Section 6.2. Operation of the Business.

                  (a) Except to the extent that Purchaser shall otherwise consent in writing and except as contemplated by this Agreement, each TFS Company will between the date hereof and Closing:

                           (i) Continue to carry on its business in the ordinary
course in compliance in all respects with all applicable laws, rules, regulations, and Regulatory Authorizations including usury laws, RESPA, the Consumer Credit Protection Act, and each of their implementing regulations, and all other insurance, usury, consumer credit laws and equal credit opportunity and disclosure laws and laws governing the collection of amounts owing under consumer obligations; and

                           (ii) Use best  efforts  to  preserve  its  respective
business organization and goodwill intact, preserve and maintain its licenses, keep available the services of its current officers and key employees, and maintain satisfactory relationships with licensors, licensees, suppliers, contractors, distributors, customers and others having significant relations with the TFS Companies.

                  (b) Parent, Seller and TFS agree that, between the date hereof and Closing, except (1) as expressly authorized under this Agreement, (2) with respect to any Excluded Assets or any Excluded Liabilities or (3) as otherwise consented to by Purchaser in writing, no TFS Company will:

                           (i)  Amend  in  any  material  respect  any  Material
Contract (other than insurance Contracts in the ordinary course of business consistent with past practice) or enter into any Material Contract (other than insurance Contracts in the ordinary course of business consistent with past practice) which is not cancelable on 30 days notice without penalty;

                           (ii) Other than in the ordinary  course or to protect
the Acquired Business, enter into or amend or cancel or agree to the amendment or cancellation of any insurance Contract (excluding those relating to Loans, collateral or borrowers);

                           (iii) Take any action to amend or  terminate  any TFS
Plan or TFS Benefit Arrangement or adopt any other plan, program, Contract or practice providing benefits for or compensation to or on behalf of employees or former employees of any TFS Company, or permit any Affiliate of TFS to take any such action if such action could subject any TFS Company to an obligation or liability in excess of $20,000.00 with respect to an individual employee or former employee or $500,000.00 in the aggregate;

                           (iv)  Change  any   provision   of  its  articles  of
incorporation or by-laws or similar governing documents;

                           (v)  Directly  or  indirectly  redeem,   purchase  or
otherwise acquire, any shares of its outstanding capital stock, change the number of shares of its authorized or issued capital stock, permit any shares of its capital stock held in treasury to become outstanding, or issue any capital stock or issue or grant any option, warrant, call, commitment, subscription, right to purchase or contract of any character relating to its authorized or issued capital stock or any securities convertible into, relating to or based on shares of such stock;

                           (vi) Except in the ordinary course of business,  make
any loans or advances (other than Loans or Excluded Loans) to any other Person;

                           (vii) Purchase,  sell or distribute any Real Property
or Personal Property or purchase or sell any options to purchase or sell any Real Property or Personal Property, with a market value in excess of $1,000,000.00 in the aggregate;

                           (viii) Permit any insurance  policy  (excluding those
relating to Loans, collateral or borrowers) naming it as a beneficiary or a loss payable payee to be canceled or terminated or any of the coverage thereunder to lapse unless (1) simultaneously with such termination or cancellation substantially similar replacement policies reasonably satisfactory to Purchaser are in full force and effect, (2) the cost of renewal is commercially unreasonable or (3) such coverage is not commercially reasonably available;

                           (ix)  Extend,  issue  or offer  pre-approved  credit,
teaser rates or live checks or knowingly acquire any loans from brokers;

                           (x)  Amend any TFS  Policy  that is  material  to the
operation of the Acquired Business as in effect on March 31, 1997 including any change in underwriting, investment, actuarial, financial reporting, tax, reserve or accounting methods or practices;

                           (xi)  Make or agree to make any  material  charitable
contribution or incur any material nonbusiness expense in the aggregate in excess of $100,000;

                           (xii)   Communicate  in  writing  with  any  Borrower
regarding the transactions contemplated by this Agreement without the prior written consent of Purchaser;

                           (xiii) Sell or otherwise  transfer to any third party
any list of Borrowers, Past Borrowers, Policy Holders or prospects;

                           (xiv) Amend or cancel or agree to amend or cancel any
reinsurance agreement, treaty or arrangement; or

                           (xv) Enter  into a  Contract  to do any of the things
described in clauses (i) through (xiv) above.

                  (c) Parent, Seller and TFS agree that except as expressly authorized under this Agreement or as otherwise consented to in writing by Purchaser, no TFS Company will between the date hereof and the Closing:

                           (i) introduce any new product;

                           (ii) make any change in the TFS Policies  relating to
underwriting standards or pricing of Loans; or

                           (iii)  acquire any Loans in  wholesale,  bulk or flow
purchases.

Section 6.3. Access to Facilities, Files and Records.

                  Upon the reasonable request of Purchaser, each TFS Company will give or cause to be given to the officers, employees, accountants, counsel and authorized representatives of Purchaser (a) full access during normal business hours to all Branches, management personnel, property, Loan Files, Insurance Policy Files, Contracts, and other records and files of the TFS Company, except for any of the foregoing relating to the Excluded Assets or Excluded Liabilities, and (b) all such other information solely relating to the transactions contemplated by this Agreement as Purchaser may reasonably request; provided, however, that the TFS Companies shall not be required to permit such access or provide such information to the extent they determine in good faith that such access or the disclosure of such information would unreasonably interfere with the respective businesses of the TFS Companies. Notwithstanding the foregoing, Purchaser shall not have access to information where such access or disclosure of such information would, in the good faith determination of Seller, violate or prejudice the rights of the Borrowers, jeopardize attorney-client privilege of the TFS Company in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree or binding agreement entered into by Seller or any TFS Company.

Section 6.4. Consents.

                  (a) To the extent that the consent or approval of any third person is required under any Restricted Contract by reason of the transactions provided for in this Agreement, the TFS Companies will use reasonable efforts to obtain such consents and approvals (which shall not require Seller or any TFS Company to pay any money or other consideration to any person or to initiate any claim or proceeding against any person). If any such consent or approval is not obtained, the TFS Companies will use reasonable efforts (not involving the expenditure of money by Seller or the TFS Companies) to secure an arrangement reasonably satisfactory to Purchaser to provide the applicable TFS Companies with the benefits under such Restricted Contract following the Closing. Seller shall promptly notify Purchaser if a party to any Restricted Contract notifies any TFS Company in writing of its intention to withhold its required consent or approval or to condition its required consent or approval on Purchaser's acceptance of less favorable terms under the Restricted Contract. Purchaser shall cooperate with Seller and the TFS Companies in obtaining all consents and approvals required under the Restricted Contracts.

                  (b) To the extent that the consent or approval of any landlord under a Branch lease is required by reason of the transactions provided for in this Agreement, the TFS Companies shall use reasonable efforts to obtain from the landlord under such lease a landlord consent with respect to such transactions ("Landlord Consent").

Section 6.5. Notice of Proceedings.

                  Parent, Seller and TFS will promptly notify Purchaser in writing upon (a) becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the execution of this Agreement or the consummation of the transactions contemplated hereunder, or (b) receiving any notice from any court or any Regulatory Authority of its intention (i) to institute a suit or proceeding to restrain or enjoin the execution of this Agreement or the consummation of the transactions contemplated hereunder, or
(ii) to nullify or render ineffective this Agreement if executed or such transactions if consummated.

Section 6.6. Hart-Scott-Rodino Filing.

                  As promptly as practicable after the date of this Agreement (but in no event later than five (5) days (or the first Business Day thereafter if such fifth day is not a Business Day) after the date hereof), Parent, Seller, and the TFS Companies shall prepare and file all documents with the Federal Trade Commission and the United States Department of Justice as are required to comply with the HSR Act, and Parent, Seller and the TFS Companies will furnish promptly all materials thereafter requested by any of the Regulatory Authorities having jurisdiction over such filings. Parent, Seller and the TFS Companies shall use all reasonable efforts to cause the waiting period under the HSR Act to be terminated or expire at the earliest practicable date.

Section 6.7. Application for Regulatory Approvals.

                  To the extent that (i) Parent or Seller requires any Regulatory Approval to consummate the transactions contemplated hereby, or (ii) Parent, Seller or any Insurance Company requires any Regulatory Approval with respect to the Insurance Companies, Seller shall, as promptly as practicable after the date hereof and in no event later than fifteen (15) calendar days after the date hereof, file, or arrange with Purchaser to file, all applications required for such Regulatory Approvals (as listed on Schedule 6.7), and will use reasonable best efforts to prosecute such applications to a favorable conclusion. In addition, Parent and Seller will diligently cooperate with Purchaser with respect to Purchaser's actions to obtain the Regulatory Approvals pursuant to Section 7.1, including by taking all steps that are reasonably necessary, proper or desirable to assist in the preparation and filing of all applications for Regulatory Approvals pursuant to Section 7.1 and their prosecution to a favorable conclusion; provided, that neither Parent nor Seller will be required to make any payment or enter into any arrangement in connection therewith without its consent (other than customary undertakings and filing or application fees).

Section 6.8. No Shop.

                  (a) Upon and after execution of this Agreement, and until this Agreement has been terminated in accordance with its terms, neither Parent nor Seller will, directly or indirectly, solicit, or cause any other Person to solicit, any offer to acquire the Acquired Business, in whole or in part, of the TFS Companies (whether by merger, purchase of assets or other similar transaction) other than the acquisition contemplated by this Agreement. Except as contemplated by this Agreement, neither Parent nor Seller will, directly or indirectly, furnish any information concerning the Acquired Business to any Person which is seeking to acquire the Acquired Business, in whole or in part, unless and until this Agreement has been terminated in accordance with its terms.

                  (b) If Parent, Seller, or any TFS Company receives any unsolicited inquiry or proposal concerning the availability of the Acquired Business or any TFS Company for purchase, Seller agrees to promptly inform Purchaser of the substance of such inquiry or proposal including the identity of the Person making such inquiry or proposal.

Section 6.9. Financial Statements.

                  Immediately after execution of this Agreement, Parent and Seller shall engage Ernst & Young LLP to prepare (i) an audited consolidated balance sheet and the related statements of income, changes in stockholders' equity and cash flows of the Acquired Business together with all schedules and notes thereto (the "Audited Financial Statement") for the calendar year ended December 31, 1996 and (ii) the separate company Tax Returns and related workpapers for the period ended June 30, 1997. Parent and Seller shall also prepare an unaudited consolidated balance sheet and the related statements of income, changes in stockholders' equity and cash flows of the Acquired Business together with all adjustments (consisting of normal recurring accruals) considered necessary for the three-month periods ended March 31, 1997 and March 31, 1996, and (if the Closing occurs after June 30, 1997) the six-month periods ended June 30, 1997 and June 30, 1996 (the "Unaudited Financial Statements" which with the Audited Financial Statement are referred to herein as the "Financial Statements"). The Financial Statements and Tax Returns shall be prepared from the books and records of the Acquired Business at the sole cost and expense of Purchaser in the case of Financial Statements and of Seller in the case of Tax Returns and related workpapers. The Financial Statements shall be delivered to Purchaser as promptly as practicable but no later than sixty
(60) days after Closing.

Section 6.10. Affiliate Receivables and Intercompany Contracts.

                  (a) At or prior to the Closing, Parent and Seller shall cause all Affiliate Receivables to be eliminated.

                  (b) Except for the Support Services Agreement, Parent and Seller shall cause all Intercompany Contracts to be terminated as of or prior to the Closing.

Section 6.11. Intercompany and Third Party Debt.

                  At or prior to the Closing, Seller and Parent shall cause (a) all Intercompany Debt, including accrued interest, to be contributed to the capital of the applicable TFS Company; and (b) all Third Party Debt to be extinguished or otherwise satisfied such that, following the Closing, no Intercompany Debt or Third Party Debt will remain outstanding as a liability of any TFS Company.

Section 6.12. Insurance Certificates and Worker's Compensation.

                  (a) Prior to the Closing, Seller shall cause the employees of the TFS Companies to return to Seller and shall instruct such employees not to issue, all pre-signed certificates of insurance that have not been issued prior to the Closing Date.

                  (b) Seller shall, or shall cause its appropriate Affiliate to, use reasonable efforts to notify the appropriate regulatory agencies of the transactions contemplated by this Agreement within a sufficient period of time prior to the Closing Date so that any certificates of self-insurance for workers' compensation issued to Transamerica Corporation, to the extent that they relate to the TFS Companies, shall be canceled as of the Closing Date.

Section 6.13. Accounts and Powers of Attorney.

                  Prior to Closing, Parent shall provide Purchaser with a complete and correct description of all banking, safe deposit box and lock-box arrangements maintained at such time by any TFS Company, all powers of attorney in connection with such arrangements, and the names of all persons authorized to draw thereon or to have access thereto. Except as disclosed to Purchaser in writing prior to Closing, no TFS Company will enter into any power of attorney that will survive the Closing.

Section 6.14. Other Confidentiality Agreements.

                  Promptly following the date hereof,  Parent shall request each party to a confidentiality agreement in connection with the exploration of an acquisition of TFS (collectively, the "Other Confidentiality Agreements") to (i) return to Parent all materials and documents received from Parent, Seller, TFS or any TFS Company in connection with such exploration or (ii) destroy such materials and documents and certify such destruction to Parent in writing. From and after the Closing, Parent shall, upon the request and at the sole cost of Household International, use its reasonable efforts to enforce any covenants relating to confidentiality and nonsolicitation contained in any Other
Confidentiality Agreement; provided, that Household International shall indemnify and hold harmless Parent and Seller from any liability associated with the enforcement of such covenants.


                                  ARTICLE VII.

                   COVENANTS OF PURCHASER PENDING THE CLOSING

                  Purchaser covenants and agrees that from the date hereof until the completion of the Closing:

Section 7.1. Application for Regulatory Approvals.

                  To the extent that Purchaser, Household International or any TFS Company (as a result of Purchaser's acquisition of control of such TFS Company pursuant to this Agreement) requires any Regulatory Approval to consummate the transactions contemplated hereby other than with respect to the Insurance Companies, Purchaser shall, as promptly as practicable after the date hereof and in no event later than fifteen (15) calendar days after the date hereof, file all applications required for such Regulatory Approvals (as listed on Schedule 7.1) and will use reasonable best efforts to prosecute such applications to favorable conclusion. In addition, Purchaser will diligently cooperate with Parent and Seller with respect to the actions of Parent and Seller to obtain the Regulatory Approvals pursuant to Section 6.7, including by taking all steps that are reasonably necessary, proper or desirable to assist in the preparation and filing of the regulatory and license applications and requests for consent and their prosecution to a favorable conclusion; provided that Purchaser or Household International will not be required to make any payment or enter into any agreement in connection therewith without its consent (other than customary undertakings and filing or applications fees).

Section 7.2. Notice of Proceedings.

                  Purchaser will promptly notify Seller in writing upon (a) becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the execution of this Agreement or the consummation of the transactions contemplated hereunder, or (b) receiving any notice from any court or Regulatory Authority or any Person of its intention (i) to institute an investigation into, or institute a suit or proceeding to restrain or enjoin, the execution of this Agreement or the consummation of the transactions contemplated hereby, or (ii) to nullify or render ineffective this Agreement if executed or such transactions if consummated.

Section 7.3. Hart-Scott-Rodino Filing.

                  As promptly as practicable after the date of this Agreement (but in no event later than five (5) days (or the first Business Day thereafter if such fifth day is not a Business Day) after the date hereof), Purchaser shall prepare and file all documents with the Federal Trade Commission and the United States Department of Justice as are required to comply with the HSR Act and shall promptly furnish all materials thereafter requested by any of the Regulatory Authorities having jurisdiction over such filings. Purchaser shall use all reasonable efforts to cause the waiting period under the HSR Act to be terminated or expire at the earliest practicable date and to satisfy any objection to the transactions contemplated by this Agreement on the part of any Regulatory Authority.

Section 7.4. Financial Information.

                  Purchaser shall provide such publicly available financial and other information as shall be reasonably requested by the counterparty or counterparties to any Restricted Contract and the landlords under the Branch leases in connection with seeking any Landlord Consent as provided for in
Section 6.4.

Section 7.5. Non-Solicitation of Borrowers and Policy Holders.

                  On or before the Closing Date, Purchaser and its Affiliates shall not attempt to directly or indirectly solicit any Borrowers or Policy Holders, or transact their respective businesses in such a way that would (a) induce a Borrower to repay Borrower's Loan and enter into a loan transaction with Purchaser or any of its Affiliates, or otherwise take any action that would result in the transfer of a Loan from any TFS Company to Purchaser or any of its Affiliates or (b) induce a Policy Holder to cancel an Insurance Policy and enter into an insurance contract with Purchaser or any of its Affiliates, or otherwise take any action that would result in the transfer of an Insurance Policy from an Arcadia Company to Purchaser or any of its Affiliates. Notwithstanding the foregoing sentence, Purchaser and its Affiliates shall be permitted to (x) engage in advertising, solicitations and marketing campaigns, programs and other efforts in its ordinary course of business not primarily directed or targeted at Borrowers or Policy Holders, including the solicitation of Borrowers and Policy Holders from lists independently generated or purchased by Purchaser or its Affiliates, (y) respond to unsolicited inquiries by Borrowers, and (z) provide notices and communications relating to the transactions contemplated hereby in accordance with the provisions hereof.



                                  ARTICLE VIII.

                             POST-CLOSING COVENANTS

Section 8.1. Cooperation; Record Retention.

                  Except as set forth on Schedule 8.1, no TFS Company is required by court or regulatory order to retain any records for any period of time measured by the pendency of a proceeding or investigation. Purchaser agrees to retain and preserve in good condition, pursuant to Purchaser's normal record retention policy, all records of the TFS Companies in existence as of the Closing Date. Purchaser agrees that Seller and/or its independent auditors shall have reasonable access to the books and records of the TFS Companies and their predecessors and have the assistance and cooperation of the appropriate personnel of the TFS Companies or their successors in the review of such books and records consistent with the assistance and cooperation furnished during the period the TFS Companies or their predecessors were directly or indirectly owned by Seller. Purchaser shall provide Seller with such information requested by Seller, and otherwise cooperate with Seller as reasonably requested, with respect to matters relating to the business operations of the TFS Companies or the status of the Loans prior to the Closing Date, including, without limitation, to enable Seller or Parent to conduct any litigation or defend any claim for which Seller or Parent has agreed to provide indemnification hereunder.

Section 8.2. Insurance.

                  Effective 11:59 p.m. on the Closing Date, all insurance provided to the TFS Companies through the Transamerica Corporation "Risk Management Program" shall cease. Purchaser shall be responsible for obtaining insurance coverage for the TFS Companies, at Purchaser's expense, from and after the Closing Date.

Section 8.3. No Use of Transamerica Marks.

                  As promptly as possible but in no event later than 90 days after Closing, except with respect to the Loan Files, Purchaser shall completely and permanently obliterate or remove from all assets used in the Acquired Business all Transamerica Marks, and in the event that any such mark cannot be completely and permanently obliterated or removed from any such asset, Purchaser shall promptly destroy such item. From and after the Closing, except as set forth in this Section 8.3, Purchaser shall not permit any of the TFS Companies to (a) use in any manner the Transamerica Marks, or any variation thereof, or any acronym based thereon or any logo incorporating any such Transamerica Mark or acronym or (b) in any way represent that it is, or otherwise hold itself out as being, affiliated with Seller or any of Seller's Affiliates. Notwithstanding the foregoing, in connection with transition arrangements, Purchaser shall be entitled to use the word "Transamerica" in customer, regulatory and other routine communications to the extent necessary to describe the transactions contemplated by this Agreement. Promptly after the Closing Date, but in all events not later than thirty (30)
Business Days thereafter, Purchaser shall cause each of the TFS Companies to take all actions necessary to change its corporate name and any other names under which it conducts business to names that do not use the word "Transamerica" or any other Transamerica Mark or any name confusingly similar to a Transamerica Mark.

Section 8.4. Non-Solicitation Agreement.

                  Parent and Seller hereby agree, on behalf of themselves and their Affiliates, that neither Parent, Seller, nor any Affiliate of Parent or Seller shall (a) for a period of five (5) years after the Closing Date, (x) use any record or list of applicants (if any list of applicants exists in the Branches), Borrowers, Policy Holders or Past Borrowers (any such list, a "Customer List") directly or indirectly to solicit on a targeted basis any such applicant (as to which a record or list exists), Borrower, Policy Holder or Past Borrower, individually or as a group thereof (whether by use of direct mail marketing or other means of mass marketing intended to solicit any such applicant (as to which a record or list exists), Borrower, Policy Holder or Past Borrower, or group thereof) or (y) sell or otherwise transfer to any third party any Customer List or list of prospects; (b) for a period of five (5) years after the Closing Date, knowingly solicit directly or indirectly any employee of any of the TFS Companies to become an employee of Parent, Seller, or any of its Affiliates; or (c) for a period of two (2) years after Closing, use the name "Transamerica Finance," "Transamerica Financial" or any derivation thereof or of the term "Finance" with the name "Transamerica" in connection with a Consumer Finance Business that includes retail branches which engage in the traditional branch-based Consumer Finance Business emphasizing in-person contact with borrowers and prospective borrowers at the branch. Notwithstanding the preceding sentence, Parent, Seller and their Affiliates shall be permitted (i) to engage in advertising, solicitations and marketing campaigns, programs and other efforts not primarily directed or targeted at any Borrower, Policy Holder or Past Borrower, or group thereof, so long as such efforts are not based on or derived from a Customer List; (ii) to respond to unsolicited inquiries by a Borrower, Policy Holder or Past Borrower, or group thereof; (iii) to provide notices and communications relating to the transactions contemplated hereby in accordance with the provisions hereof; (iv) to solicit and/or hire as an employee any person employed by any of the TFS Companies on the Closing Date whose employment by the TFS Companies has been terminated by Purchaser or the TFS Company with whom such employee was employed or who initiates contact with Seller or any of its Affiliates regarding his or her employment by Parent, Seller or any of their Affiliates; (v) to own and operate the business of Metropolitan Mortgage; (vi) to retain and use any general mailing list used prior to the Closing Date by the TFS Companies; and (vii) to make general solicitations and advertisements in any communications medium regarding employment opportunities with Seller or any of its Affiliates. Notwithstanding the foregoing, Parent, Seller and their Affiliates shall not be required to purge the names of and other information relating to Borrowers, Policy Holders and Past Borrowers held or maintained in any databases or other systems of Parent, Seller or any of their Affiliates and may use such names and information for research, modeling or any other purpose not prohibited herein.

Section 8.5. Consumer Finance Business.

                  From and after the Closing Date, Parent, Seller, and their respective Affiliates may directly own, manage, or operate a Consumer Finance Business without any restriction other than that imposed by Section 8.4.

Section 8.6. Services Support Agreement.

                  For a period of six (6) months after the Closing Date, Parent and Seller shall continue to provide to all TFS Companies the support services listed in Schedule 8.6 hereto, and Purchaser shall cause the TFS Companies to continue to provide to Seller and its Affiliates the support services listed in
Schedule 8.6 hereto, in accordance with a Services Support Agreement that the parties shall negotiate in good faith prior to the Closing Date. The Services Support Agreement will provide, among other things, for any arrangements with respect to occupancy of the TFS Headquarters during a transition period.

Section 8.7. Releases.

                  Within thirty (30) days after the Closing Date, Parent and Seller shall obtain, and shall deliver evidence satisfactory to Purchaser of, releases from all third parties of all guarantees, obligations or liabilities made in favor of such third parties by any TFS Company in respect of the performance, payment or assumption of any liability relating to an Excluded Liability.

Section 8.8. Transfer of Property.

                  Within thirty (30) days of the Closing, Seller shall deliver to Purchaser or to a TFS Company, any property of a TFS Company held or in the possession of Parent, Seller, or any Affiliate of either of them that is not an Excluded Asset, including any corporate books and records, together with such releases and assignments as Purchaser shall reasonably request to evidence a TFS Company's ownership of such property. Except as specifically set forth in this Agreement, Parent, Seller, and their Affiliates shall have no interest in any such property after the Closing.

Section 8.9. Claims relating to Excluded Assets.

                  Purchaser agrees that it will furnish to Seller, at Seller's expense, such assistance as Seller may reasonably request in order for Seller to obtain the benefits of any claim Seller is entitled to make under the ITT Agreement or any claims under the Trenton National Litigation or the Borg-Warner Litigation.

Section 8.10. Redirection of Responses to Mailings.

                  Seller shall take all reasonable action to (i) redirect to Purchaser (or as directed by Purchaser prior to the Closing) all responses received by Seller after the Closing Date from prospective borrowers pursuant to solicitation mailings made prior to the Closing Date or in progress as of the Closing Date and (ii) change its toll-free telephone number to be used for any other solicitations to a number not used by the TFS Companies prior to the Closing Date.

                                   ARTICLE IX.

                                    EMPLOYEES



Section 9.1. Employee Relations Matters.

                  (a) For purposes of this Section 9.1, the term "Company Employees" shall mean all persons employed by the TFS Companies as of the Closing Date (including any person on sick leave, short-term disability, leave of absence, or vacation); provided, however, that the term "Company Employees" shall not include employees of the companies listed in Section 6.1(b)(i) or of any entity that is not part of the Acquired Business. "Company Employees" shall include persons employed by the Arcadia Companies and TFS BC only if and when Purchaser consummates the Arcadia Purchase and the TFS BC Purchase, as applicable, and references in this Article IX to "Closing Date" shall refer to the closing date of the Arcadia Purchase and the TFS BC Purchase with respect to employees of the Arcadia Companies and TFS BC, as applicable. Seller shall assume or retain responsibility for any person employed by the TFS Companies who, as of the Closing Date, is on long-term disability; provided, however, that Purchaser shall treat such person as a Company Employee if and when he returns to work within six months after the Closing Date.

                  (b) Seller shall pay, discharge and be responsible for (i) all salary and wages of Company Employees before the Closing Date, except to the extent Purchaser expressly assumes responsibility in this Agreement and (ii) except for accrued vacation or as provided in Section 9.2 regarding the TC Pension Plan and Section 9.3 regarding Welfare Plans, any benefits (including, but not limited to, floating holidays, annual or long-term incentive program, 401(k) plan, pension plan, and non-qualified deferred compensation plans) arising under Benefit Plans or Benefit Arrangements covering Company Employees prior to the Closing Date, including benefit claims incurred prior to the Closing Date but reported after the Closing Date. Except as reflected on the Closing Balance Sheet, Seller shall be liable for any contributions due to any Qualified Plans maintained by Seller and its ERISA Affiliates with respect to compensation and service before the Closing Date and shall make such contributions no later than 45 days after the Closing Date (other than with respect to the TC Pension Plan). Except as reflected on the Closing Balance Sheet, Seller agrees that none of the TFS Companies, the Purchaser, or the Purchaser's ERISA Affiliates shall have any liability or responsibility with respect to contributions to Qualified Plans maintained by Seller and its ERISA Affiliates.

     From and after the Closing Date, Purchaser shall pay, discharge and be responsible for claims and benefits, including benefits with respect to claims incurred prior to the Closing Date but reported after the Closing Date arising out of or relating to Purchaser's employment of the Company Employees on and after the Closing Date. As of the Closing Date, Purchaser will cover Company Employees and their dependents under a Purchaser or TFS Companies' group health plan and under basic company-provided life and disability coverage, subject to the rules applicable to other similarly situated employees of Purchaser, without regard to any preexisting condition exclusions or, to the extent the Company Employee was covered by such a plan before Closing Date, any waiting periods. In addition, Purchaser shall cause all Company Employees as of the Closing Date to be eligible to participate, as of the next "entry date" under any other applicable Benefit Plan or Benefit Arrangement of Purchaser or Household International that so limits the commencement of participation therein, (i) in any holiday, sick leave, vacation pay, leave of absence or similar policy of Purchaser or Household International in which similarly situated employees of Purchaser or Household International are generally eligible to participate without duplication of benefits and (ii) in the Benefit Plans of Purchaser or Household International in which similarly situated employees of Purchaser are generally eligible to participate, including the Purchaser's Tax Reduction Investment Plan. Purchaser's Retirement Income Plan has daily entry dates, and Purchaser's Tax Reduction Investment Plan has quarterly entry dates. Purchaser will use best efforts, to the extent practicable, to admit employees to the foregoing plans no later than the first entry date following the Closing Date. Seller will, to the extent practicable, distribute information pre-Closing to assist Purchaser in admitting participants as soon as practicable after Closing. No later than May 23, 1997, Purchaser shall provide Seller with summary plan descriptions and prospectuses with regard to its Benefits Plans for which employees of the TFS Companies may be eligible after Closing and a copy of the current plan documents for the Purchaser's Retirement Income Plan and the Purchaser's Tax Reduction Investment Plan. For purposes of any seniority or length of service requirements, waiting periods, vesting periods, or differential benefits based on length of service in any such plan or policy of Purchaser for which a Company Employee may be eligible after the Closing, Purchaser shall treat service by such employee with Seller as though it had been service with Purchaser for all purposes under any such plan or policy to the extent Seller credits such service under its similar plans, including determining benefit accruals under any defined benefit plan maintained by Purchaser, so long as this crediting of service does not violate applicable laws and is consistent with the rules governing Benefit Plans qualified under Section 401(a) of the Code.

     Seller and Purchaser agree that, as of the Closing Date and except to the extent otherwise provided by a Benefit Arrangement or Benefit Plan, all Company Employees:

     (i) will cease to be active  participants  in all Benefit Plans and Benefit
     Arrangements  other  than  any  TFS  Plans  or  TFS  Benefit   Arrangements
     maintained solely by the TFS Companies; and

     (ii) will be fully vested in their accrued benefits under the SSP and the TC Pension Plan.

     Purchaser agrees to provide, to any Company Employee who terminates employment within six months subsequent to the Closing Date, severance in accordance with the Separation Pay Plan applicable to employees of the TFS Companies, a copy of which has been provided and for Company Employees who terminate employment between 6 and 12 months subsequent to the Closing Date, severance that, in the aggregate, they would have received under the Separation Pay Plan. Purchaser (directly or through the TFS Companies) assumes all liability for the Special Retention Incentive Program of TFS, except with respect to any persons who transfer to or become employed by Seller or its post-Closing Affiliates.

TC Pension Plan.

     Effective as of the Closing Date (or such other administratively convenient later date mutually determined by Seller and Purchaser), Purchaser shall cause TFS to adopt the Household Retirement Income Plan (RIP) for the benefit of Company Employees (including their surviving spouses and other beneficiaries) who immediately prior to the Closing Date were active participants in the TC Pension Plan. For purposes of Section 9.2 hereof an active participant shall be determined as of the Closing Date and shall not include any employees who have retired or otherwise terminated employment or are on long-term disability, unless they are reasonably expected to return to work within six months after the Closing Date even if they are receiving or are entitled to receive a pension benefit. Such individuals covered shall be known as the "Covered Employees."

     Effective as of the Closing Date (or such other administratively convenient later date determined by Seller and Purchaser), each Covered Employee shall have an accrued benefit under RIP pursuant to this Section 9.2 that is no less than the greater of (i) the accrued benefit that he or she had under the TC Pension Plan as of the date immediately prior to the Closing Date, or (ii) the accrued benefit to which he or she is entitled under the RIP benefit formula applicable to Purchaser's other employees after giving the past service credit described in Section 9.1(c). Solely for purposes of (i) above, the term "accrued benefit" shall include any optional forms of accrued benefits and other rights within the scope of Section 411(d)(6) of the Code. Effective as of the date immediately prior to the Closing Date, benefits on behalf of Covered Employees shall cease to accrue under the TC Pension Plan.

     The trustee of the TC Pension Plan shall transfer to the trustee of the RIP the sum of the assets properly allocated to the accrued benefits as determined in Section 9.2(b)(i) of each Covered Employee, in cash, or in kind if such assets are satisfactory to Purchaser. The transfer shall occur on a date that is mutually agreeable to Parent and Purchaser but no later than the last day of the 12th month following the Closing Date and at least 30 days after filing the appropriate notices with the IRS. The value of assets to be transferred to the RIP shall be no less than the present value of benefits on a termination basis (within the meaning of Treas. Reg. ' 1.414l-1(b)(5)), as certified by Seller's actuary.

     The calculations described in this section shall be performed by the actuary for the TC Pension Plan in accordance with the methodology and assumptions used in Seller's 1997 actuarial report (unless that has not been prepared before the date determined under Section 9.2(c) for the transfer of assets, in which event the 1996 actuarial report will be used, and the report used shall be referred to as the "Latest Actuarial Report") and as reviewed by the actuary for the RIP. If the actuaries disagree as to the calculations, they shall appoint a third actuary from a nationally recognized actuarial firm to resolve their differences (with Seller and Purchaser sharing equally the costs of the third actuary). The third actuary's determination of any dispute shall be final. In reaching such resolution, the third actuary shall consider only the issues of disagreement between the first two actuaries, rather than conducting an independent review, and shall resolve specific differences between the initial actuaries within the range of such differences.

     The total amount of assets to be transferred shall be equal to the "Closing Covered ABO" calculated as follows: Seller's actuary shall determine the accumulated benefit obligation ("ABO") for each Covered Employee as of the first day of the plan year covered in the Latest Actuarial Report, based on the methodology and assumptions used in the Latest Actuarial Report, and projecting forward to the Closing Date to reflect any actual benefit payments, ABO service cost, and the discount rate used in determined the ABO. The ABO for an employee who was included in the Latest Actuarial Report but was not a Covered Employee as of the Closing Date shall be excluded from the Closing Covered ABO.

     The obligation to provide benefits that accrued prior to the Closing Date in the case of any Covered Employee whose employment was terminated prior to the date of the transfer of assets contemplated herein shall remain that of the TC Pension Plan until such transfer of assets; provided, however, that any payments made in the interim from the TC Pension Plan shall be a credit to the total amount of assets to be transferred as provided herein. The Parties shall cooperate in giving any appropriate notices for employees and former employees and to governmental agencies.

Employee Welfare Benefit Plans.

     Definitions. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings for purposes of this
     Section 9.3:

     (i) "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

     (ii) "Former Employees" shall mean the individuals who would have been Company Employees but have terminated (or terminate) employment with the TFS Companies prior to and including the Closing Date, and who have made a prior election, are eligible to elect, or will be eligible to elect continuation coverage under COBRA after the Closing.

     (iii) "Retirees" shall mean all individuals who left the employ of the TFS Companies on or before the Closing Date (including any individuals who left employment with any predecessors to the TFS Companies) and are eligible for and/or enrolled for post-retirement benefits under one or more of Parent's or its pre-Closing Affiliates' Welfare Plans.

     (iv) "TFS Welfare Plan" shall mean a Welfare Plan maintained solely by one or more of the TFS Companies.

     (v) "Welfare Plan" shall mean an employee welfare benefit plan as described in Section 3(1) of ERISA.

     Cessation of Participation in Parent's Welfare Plans.

     (i)  Effective on the Closing  Date,  and except as  otherwise  provided in
     Section 9.1(e), the TFS Companies in the Acquired Business shall cease participation in any non-TFS Welfare Plans sponsored by Parent or its Affiliates, including, but not limited to, all fully insured Welfare Plans (including Health Maintenance Organization and Dental Maintenance Organization contracts), all self-insured coverages and the Parent's Internal Revenue Code Section 125 Plan and any Health or Dependent Care Spending Accounts thereunder. Purchaser (or TFS) shall give written notice to all the TFS Welfare Plan participants who are Former Employees or Covered Employees that the TFS Companies retain full responsibility for all TFS Welfare Plan benefits in accordance with clause (ii) below.

     (ii)  Effective  on the Closing  Date and except as  otherwise  provided in
     Section 9.1(e), Purchaser shall assume (or the TFS Companies shall retain) full responsibility for all TFS Welfare Plan coverages (as they may be amended or terminated after Closing in Purchaser's sole discretion), except that, with respect to Retiree Welfare Plan coverages currently provided under either TFS and non-TFS Welfare Plans, the Seller shall retain or assume responsibility for such coverages for any Retiree regardless of whether the claims are incurred before or after the Closing Date.

     Transitional Matters.

     (i) Liabilities under any Welfare Plans for claims incurred prior to the Closing Date shall remain with Parent under its Welfare Plans.

     (ii) Parent and Purchaser shall mutually agree upon the method of handling the transitional issues related to cafeteria plans including the transfer of any Health or Dependent Care Spending Account credits.

Employee Communication.

                  Any communications proposed to be delivered prior to the Closing to the Company Employees regarding the matters contained in or the transactions contemplated under this Agreement, or otherwise respecting any changes or potential changes in employee benefit plans, practices, or procedures which may or will occur in connection with the transactions contemplated by this Agreement, shall be subject to the prior approval of the Purchaser or Seller, respectively, which approval shall not be unreasonably withheld and who shall be deemed to have approved a proposed communication absent objection provided within 72 hours of receipt of the proposed communications. Parent and/or Seller agrees to provide whatever notices Purchaser deems appropriate for compliance with the Worker Adjustment and Retraining Notification Act (WARN) and comparable state laws with respect to Company Employees for terminations on or after the Closing Date.

No Other Restrictions.

                  Nothing in this Agreement shall (a) restrict or otherwise inhibit Purchaser's or the TFS Companies' right to terminate the employment of any Company Employee on or after the Closing Date or (b) be construed or interpreted to restrict Seller's, any TFS Company's or Purchaser's right or authority to amend or terminate any of its employee benefit plans, policies, or programs effective on or after the Closing Date.



                                   ARTICLE X

             CONDITIONS TO THE OBLIGATIONS OF PARENT, SELLER AND TFS



                  Unless waived in writing by Parent, Seller and TFS, the obligations of Parent, Seller and TFS under this Agreement are subject to the fulfillment of the following conditions by Purchaser prior to or on the Closing
Date:

Representations, Warranties, and Covenants.

     Except for such breaches as have not had and would not reasonably be expected to have a Material Adverse Effect with respect to Purchaser, the representations and warranties of Purchaser contained in this Agreement shall have been true and correct as of the date when made and shall be deemed to be made again on and as of the Closing Date and shall then be true and correct, except to the extent changes are permitted or contemplated pursuant to this Agreement;

     Purchaser shall have performed and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing Date; and

     Purchaser shall have furnished Seller with a certificate dated the Closing Date and duly executed by an officer of Purchaser authorized on behalf of Purchaser to give such a certificate, to the effect that the conditions set forth in subsections (a) and (b) of this Section 10.1 with respect to Purchaser have been satisfied.

     Household International shall have furnished Seller with a certificate dated the Closing Date and duly executed by an officer of Household International authorized by Household International to give such a certificate, to the effect that the conditions set forth in subsections (a) and (b) of this Section 10.1 with respect to Household International have been satisfied.

     There  shall  not  have  occurred   since  March  31,  1997  any  event  or
     circumstances that have a Material Adverse Effect on Purchaser.

Proceedings.

     Except as contemplated by Section 3.5 or 3.6, none of Purchaser, Seller or any of the TFS Companies shall be subject to any restraining order or injunction restraining or prohibiting the consummation of the transactions contemplated hereby.

     Except as contemplated by Section 3.5 or 3.6, in the event any restraining order or injunction restraining or prohibiting the consummation of the transactions contemplated hereby is in effect, this Agreement may not be abandoned by Seller and TFS pursuant to this Section 10.2 prior to September 30, 1997, but the Closing shall be delayed during such period; provided, however, that this Agreement shall terminate automatically after September 30, 1997 if such restraining order or injunction remains in effect on that date.

Regulatory Approvals.

                  All material Regulatory Approvals shall have been granted and shall have become Final, provided, however, that if all material Regulatory Approvals other than (i) those pertaining to the Arcadia Purchase and/or (ii) those pertaining to the TFS BC Purchase have been obtained prior to June 30, 1997, the parties shall close the transactions contemplated by this Agreement to the extent provided in Section 3.5 and/or 3.6, as applicable, and subject to
Section 3.7. For purposes of this Agreement, "Final" shall mean action by the applicable Regulatory Authority (including action duly taken by such agency's staff, pursuant to delegated authority), which shall not have been reversed, stayed, enjoined, set aside, annulled or suspended. For purposes of this Section
10.3 and Section 11.3, "all material Regulatory Approvals" shall mean such approvals, consents and licenses of any Regulatory Authority necessary to be obtained for the lawful indirect transfer to Purchaser (by virtue of its ownership of the TFS Stock) of such number of Loans as represents at least 90% of the Loan Receivables.

Hart-Scott-Rodino.

                  The waiting period under the HSR Act shall have expired or been terminated.

Deliveries.

                  Seller and TFS shall have received the items to be delivered by Purchaser pursuant to Sections 3.3(a) through (d), inclusive.

                                   ARTICLE XI

                   CONDITIONS TO THE OBLIGATIONS OF PURCHASER




                  Unless waived in writing by Purchaser, the obligations of Purchaser and Household International under this Agreement are subject to the fulfillment of the following conditions by Parent, Seller and TFS, as applicable, prior to or on the Closing Date:

Representations, Warranties and Covenants.

     Except for such breaches as have not had and would not reasonably be expected to have a Material Adverse Effect with respect to the TFS Companies, the representations and warranties of Parent, Seller and TFS contained in this Agreement shall have been true and correct as of the date when made and shall be deemed to be made again on and as of the Closing Date and shall then be true and correct except to the extent that (i) such representations and warranties speak as of the date hereof or as of a specific date, in which case they shall be deemed to have been made again on and as of the Closing Date but speaking only as of the date hereof or such specific date, and (ii) changes are permitted or contemplated pursuant to this Agreement;

     Parent, Seller and TFS shall have performed and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by each of them prior to or on the Closing Date;

     There shall not have occurred since March 31, 1997 any event or circumstance that has a Material Adverse Effect with respect to the TFS Companies taken as a whole.

     Parent shall have furnished Purchaser with a certificate, dated the Closing Date and duly executed by an officer of Parent authorized to give such a certificate, to the effect that the conditions set forth in subsections
     (a), (b) and (c) of this Section 11.1 to the extent applicable to Parent have been satisfied;

     Seller shall have furnished Purchaser with a certificate, dated the Closing Date and duly executed by an officer of Seller authorized to give such a certificate, to the effect that the conditions set forth in subsections
     (a), (b) and (c) of this Section 11.1 to the extent applicable to Seller have been satisfied; and

     TFS shall have furnished Purchaser with a certificate, dated the Closing Date and duly executed by an officer of TFS authorized to give such a certificate, to the effect that the conditions set forth in subsections
     (a), (b) and (c) of this Section 11.1 to the extent applicable to TFS have been satisfied.

Proceedings.

     Except as contemplated by Section 3.5 or 3.6 none of Purchaser, Parent, Seller or any of the TFS Companies shall be subject to any restraining order or injunction restraining or prohibiting the consummation of the transactions contemplated hereby.

     Except as contemplated by Section 3.5 or 3.6, in the event any restraining order or injunction restraining or prohibiting the consummation of the transactions contemplated hereby is in effect, this Agreement may not be abandoned by Purchaser pursuant to this Section 11.2 prior to September 30, 1997, but rather the Closing shall be delayed during such period; provided, however, that this Agreement shall terminate automatically after September 30, 1997 if such restraining order or injunction remains in effect on that date.

Regulatory Approvals.

                  All material Regulatory Approvals shall have been granted and shall have become Final, provided, however, that if all material Regulatory Approvals other than (i) those pertaining to the Arcadia Purchase and/or (ii) those pertaining to the TFS BC Purchase have been obtained prior to June 30, 1997, the parties shall close the transactions contemplated by this Agreement to the extent provided in Section 3.5 and or 3.6, as applicable, and subject to
Section 3.7.

Hart-Scott-Rodino.

                  The waiting period under the HSR Act shall have expired or been terminated.

Deliveries.

                  Purchaser shall have received the items to be delivered by Seller and TFS pursuant to Sections 3.2(a) through (h), inclusive.

Closing Balance Sheet, Closing Tape, Net Funds Report and Excluded Loans Update.

                  Purchaser shall have received the Closing Balance Sheet, the Closing Tape, the Net Funds Report and a revised Schedule 1.1B to reflect the loans of the TFS Companies constituting Excluded Loans as of the date of the Closing Tape.

Extinguishment of Intercompany Debt.

                  Seller and TFS will have taken all actions necessary so that, upon completion of the Closing, all Intercompany Debt, all Intercompany Contracts and all Third-Party Debt shall be extinguished and cease to be outstanding as indebtedness of the obligor with respect thereto.

                                   ARTICLE XII

                                 INDEMNIFICATION

By Parent and Seller.

     Except with respect to Taxes (which are provided for in Article XIII exclusively), Parent and Seller jointly and severally shall indemnify and hold harmless Purchaser, its Affiliates, officers, directors, employees, agents, successors, and assigns and related entities from and reimburse them for any loss, cost, expense (including all legal and expert fees and expenses), damage (including damages to Persons, property or the environment), liability, fines, penalties or claims (collectively, the "Indemnified Costs") arising or resulting from:

     (i) (A) Any breach of any  representation  or  warranty  (subject to clause
     (ii) of this Section 12.1(a)) made by Parent, Seller or TFS in this Agreement for which indemnification is claimed in accordance with this Agreement within the applicable survival period and (B) any litigation or proceeding filed and served upon any of the TFS Companies prior to the Closing Date or as to which any of the TFS Companies has received proper notice from any Regulatory Authority prior to the Closing Date; provided, however, that neither Parent nor Seller shall have any liability for such indemnification pursuant to this subclause (i) unless the aggregate of all Indemnified Costs under this subclause (i) for which Parent or Seller would, but for this proviso, be liable exceeds on a cumulative basis an amount equal to Twenty-five Million Dollars ($25,000,000.00), in which case Parent's and Seller's liability shall be only for such excess, nor shall Parent or Seller be liable for any Indemnified Costs that, when added to the amounts that Parent or Seller have paid pursuant to clause (ii) of this
     Section 12.1(a), exceed the amount of Four Hundred Fifty Million Dollars ($450,000,000.00);

     (ii) litigation or proceeding filed and served on or after the Closing Date and on or prior to the date that is 18 months after the Closing Date or as to which any of the TFS Companies has received proper notice from any Regulatory Authority on and after the Closing Date and on or prior to the date that is 18 months after the Closing, in either case, with respect to the conduct, as it relates to Loans, Borrowers and Policyholders, of the Acquired Business prior to the Closing Date; provided, however, that Parent's and Seller's obligations under this clause (ii) shall be limited to 50% of the excess of (x) the amount of the Indemnified Costs described in this clause (ii) over (y) $10 million; and provided further that neither Parent nor Seller shall be liable for any amount under this clause (ii) that, when added to amounts that Parent or Seller has paid pursuant to clause (i) of this Section 12.1(a), exceeds $450,000,000. The parties agree that the indemnity provided in this clause (ii) is the exclusive indemnity for any Indemnified Costs arising from the litigation described in this clause (ii) and that no indemnity may be claimed for such Indemnified Costs under clause (i) of this Section 12.1(a);

     (iii) Parent's, Seller's or TFS' breach of or failure to perform any of its covenants or agreements contained in or made pursuant to this Agreement;

     (iv) any Excluded Liability; and

     (v) any action or proceeding to enforce this Section 12.1 if Purchaser is successful in such action or proceeding.

     Notwithstanding the foregoing, except with respect to Taxes (which are provided for in Article XIII exclusively), neither Parent nor Seller shall have any liability:

     (i) to the extent and in the amount of any provision, reserve or liability in respect of the matter, action, or proceeding giving rise to any such liability if such provision, reserve or liability is reflected on the TFS Balance Sheet or the Closing Balance Sheet or, if (A) Section 3.5 shall apply on any balance sheet of the Arcadia Companies or (B) Section 3.6 shall apply on any balance sheet of TFS BC;

     (ii) to the extent such liability arises from any act or omission of Purchaser or of a TFS Company at any time after the Closing Date;

     (iii) to the extent of any insurance or other recovery received by a Person entitled to indemnification under Section 12.1(a) in respect of an Indemnified Cost; and

     (iv) to the extent that Purchaser, a TFS Company, or any Affiliate thereof obtains a Tax benefit with respect to such Indemnified Cost after taking into account the Tax cost of any indemnification payment.

By Purchaser.

     Except for Taxes (which are provided for in Article XIII exclusively), Purchaser shall indemnify and hold Parent, Seller, and their Affiliates, officers, directors, employees, agents, successors, and assigns, and related entities from, and reimburse them for, Indemnified Costs arising or resulting from:

     (i) Any breach of any representation or warranty made by Purchaser in this Agreement; provided that Purchaser shall not have any liability for such indemnification pursuant to this clause (i) unless the aggregate of all Indemnified Costs under this clause (i) for which Purchaser would, but for this proviso, be liable exceeds on a cumulative basis an amount equal to Twenty-five Million Dollars ($25,000,000.00), in which case Purchaser's liability shall be only for such excess, nor shall Purchaser be liable for any Indemnified Costs that exceed the amount of Four Hundred Fifty Million Dollars ($450,000,000.00);

     (ii) Purchaser's breach of or failure to perform any of its covenants or agreements contained in or made pursuant to this Agreement;

     (iii) Except for any matters subject to indemnification pursuant to Section
     12.1 and Section 13.2, the operation of the TFS Companies prior to and on or after the Closing Date; or

     (iv) Any action or proceeding to enforce this Section 12.2 if Seller is successful in such action or proceeding.

     Notwithstanding the foregoing paragraph (a), Purchaser shall not have any liability to the extent that Parent, Seller or an Affiliate thereof obtains a Tax benefit with respect to such Indemnified Cost, after taking into account the Tax cost of the indemnification payment, or receives insurance or other recovery in respect of an Indemnified Cost.

Indemnification Procedure.

     Any Person claiming indemnification pursuant to this Agreement shall promptly notify the indemnifying Party in writing of the occurrence of any event that such Person asserts is or may be an indemnifiable event pursuant to this Agreement and shall describe in reasonable detail the facts, events and circumstances relating to the subject matter of such claim and the amount (if reasonably calculable) of the Indemnified Costs in connection therewith. If such event involves the claim of any third party, the indemnifying Party shall be entitled to participate in and, to the extent it shall wish, assume control over (in which case the indemnifying Party shall assume all expense with respect to) the defense, settlement, adjustment or compromise of such claim.

     The indemnified Person shall have the right to employ separate counsel in any action or claim and to participate in the defense thereof at the expense of the indemnifying Party (i) if the retention of such counsel has been specifically authorized by the indemnifying Party, or

     (ii) if the counsel is retained because the indemnifying Party does not notify the indemnified Person within 30 days after receipt of a claim notice that it elects to undertake the defense thereof. The indemnified Person shall have the right to employ counsel at the indemnified Person's own expense and participate in such action or claim, including settlement or trial.

     The indemnifying Party shall obtain the prior written approval of the indemnified Person before entering into any settlement, adjustment, or comprise of such claim or ceasing to defend against such claim that provides for any relief other than the payment of monetary damages or which would have a materially adverse effect on the indemnified Person or its business or operations.

     If the indemnifying Party does not assume control over the defense of such claim as provided in Section 12.3(a) within 30 days of receipt of notice thereof, the indemnified Person shall have the right to defend the claim in such manner as it may deem appropriate and to settle, adjust, or compromise such claim and shall not thereby waive any right to indemnification hereunder.

     The indemnifying Party shall remit payment for the amount of a valid and substantiated claim for Indemnified Costs hereunder promptly upon receipt of a claim notice therefor. Upon the payment in full of any claim hereunder, the indemnifying Party shall be subrogated to the rights of the indemnified Person against any person with respect to the subject matter of such claim.

     In the event that the indemnifying Party reimburses the indemnified Person for any third party claim, the indemnified Person shall remit to the indemnifying Party any reimbursement that the indemnified Person subsequently receives for such third party claim.

                  Any matter as to which a claim has been asserted by written notice (describing in reasonable detail the facts, events and circumstances relating to the subject matter of such claim and the amount (if reasonably calculable) of the Indemnified Costs in connection therewith) to the indemnifying Party that is pending or unresolved at the end of any applicable survival period shall continue, to the extent permitted by law, to be covered by this Article XII notwithstanding any applicable statute of limitations (which the parties hereby waive) or the expiration of such survival period until such matter is finally terminated or otherwise resolved by the Parties under this Agreement or by a court of competent jurisdiction and any amounts payable hereunder are finally determined and paid.

     The parties hereto shall use their respective best efforts to agree prior to Closing which party shall assume control over the defense, settlement, adjustment or compromise of a claim which is the subject of Section 12.1(a)(i)(B).

Survival.

                  Except as provided in Article XIII, the representations and warranties made herein or in any other documentation delivered pursuant to this Agreement shall survive the Closing Date for 18 months; provided, however, that
(i) expiration of a representation or warranty shall not affect the obligations of a Party with respect to claims for indemnification for which notice has been given to the indemnifying Party in accordance with Section 12.3 prior to such expiration; and (ii) all covenants, agreements and indemnification matters, shall survive indefinitely.

Exclusivity.

                  Except with respect to Taxes (which are provided for in Article XIII exclusively), the indemnification provided in this Article XII shall be the exclusive remedy for a breach of any representation or warranty in this Agreement (other than representations and warranties contained in Section 4.12) or any claim pursuant to Section 12.1(a)(i)(B) or 12.1(a)(ii) hereof.



                                  ARTICLE XIII

                                   TAX MATTERS



Section 338 Elections and Forms.

     With respect to Purchaser's acquisition of the TFS Stock (and indirectly the stock of the TFS Direct Subsidiaries) hereunder, Purchaser shall properly make all available Section 338(g) Elections with respect to each of the TFS Companies in accordance with applicable Tax Laws. With respect to Seller's sale of the TFS Stock (and indirectly the stock of the TFS Direct Subsidiaries) hereunder, Seller and Purchaser shall jointly make all available Section 338(h)(10) Elections with respect to each of the TFS Companies in accordance with applicable Tax Laws and as set forth herein. Purchaser and Seller agree to report the transfers under this Agreement consistent with the Section 338 Elections, and shall take no position contrary thereto unless required to do so by applicable Tax Laws pursuant to a Final Determination.

     Purchaser  shall be  responsible  for the  preparation  and  filing  of all
     Section 338 Forms, excluding any information relating to the historical tax basis in assets of the TFS Companies, in accordance with applicable Tax
     Laws and the terms of this Agreement. Seller shall deliver to Purchaser such documents or forms as are reasonably requested and are required by any relevant Tax Laws to properly complete the Section 338 Forms, at least 65 days prior to the date such Section 338 Forms are required to be filed. Purchaser shall deliver such documents and forms to Seller in a form suitable for execution at least 45 days prior to the date such Section 338 Forms are required to be filed, and Seller shall execute such documents or forms and deliver said executed Section 338 Forms to Purchaser at least 20 days prior to the date such Section 338 Forms are required to be filed.

     Purchaser and Seller agree that they shall use their best efforts to enter into an agreement (the "Allocation Agreement") as soon as practicable after the Closing Date to address the computation of the Modified Aggregate Deemed Sale Price as defined under applicable Treasury Regulations excluding the term "other relevant items" as that term is described in Treasury Regulation Section 1.338(h)(10)-1(f)(4) (the "Computation") of the assets of the TFS Companies, including the Loan premium, and the allocation of such Modified Aggregate Deemed Sale Price. Purchaser shall initially prepare the Computation described in the preceding sentence and shall submit such Computation to Seller no later than one hundred twenty (120) days after the Closing Date. If within thirty (30) days after Seller's receipt of the Computation, Seller shall not have objected in writing to such Computation, the Computation shall become the Allocation Agreement. If Purchaser and Seller do not adopt the Allocation Agreement, each party shall file its Tax Returns based on its own view of the items that would have been addressed by the Allocation Agreement. Purchaser and Seller agree to act in accordance with the allocations contained in the Allocation Agreement (if any) in any relevant Tax Returns or similar filings.

                  Purchaser shall initially prepare for delivery to Seller for review a completed set of IRS Form 8023-A (and any comparable forms required to be filed under state, local or foreign tax law) and, if required, Form 8594, including all additional data and materials required to be attached to such Form 8023-A pursuant to the Treasury Regulations under Section 338 of the Code. Such documents and forms shall be delivered to Seller for review no later than 45 days prior to the date of any such Section 338 or 1060 forms are to be filed.

Tax Indemnity by Seller.

                  Seller shall be liable for, and shall indemnify, defend and hold Purchaser and the TFS Companies and any successor corporations thereto or Affiliates thereof harmless from and against:

     any and all Taxes with respect to the TFS Companies for any Pre-Closing Period imposed on or with respect to or otherwise attributable to, the TFS Companies, including Income Taxes incurred as a result of making the
     Section 338 Elections and any Taxes resulting from the distribution, transfer or other disposition of assets in a Pre-Closing Period;

     any liability of the TFS Companies under Treasury regulations section 1.1502-6 or under any comparable or similar provision under state, local or foreign laws or regulations for any Pre-Closing Periods;

     any and all Indemnified Costs (as that term is defined in Section 12.1) relating to, arising out of, based upon, or resulting from any inaccuracy in the representations and warranties contained in Section 4.12; and

     any and all Indemnified Costs relating to, arising out of, based upon, or resulting from any action or proceeding to enforce this Section 13.2.

Tax Indemnity by Purchaser.

                  Purchaser shall be liable for, and shall indemnify, defend and hold Seller harmless from and against any and all Taxes for any Post-Closing Period, due or payable by the TFS Companies; and any and all Indemnified Costs (as that term is defined in Section 12.1) relating to, arising out of, based upon, or resulting from any action or proceeding to enforce this Section 13.3.

Allocation of Certain Taxes.

     Purchaser and Seller agree that if any of the TFS Companies is permitted but not required under applicable state, local or foreign Tax laws to treat the day before the Closing Date or the Closing Date as the last day of a taxable period, Purchaser and Seller shall treat such day as the last day of the taxable period.

     Any Income Taxes for a Straddle Period shall be apportioned between Seller and Purchaser based on the actual operations of the TFS Companies during the portion of such period ending on the Closing Date and the portion of such period beginning on the day following the Closing Date (except that Income Taxes attributable to transactions or events occurring on the Closing Date shall be apportioned to the Seller only if such transactions or events are properly includible in Parent's consolidated federal income Tax Return and shall otherwise be apportioned to Purchaser), and for purposes of the provisions of Sections 13.2, 13.3, 13.4 and 13.6, each portion of such period shall be deemed to be a taxable period (whether or not it is in fact a taxable period). All Taxes other than Income Taxes ("Other Taxes") relating to a Straddle Period shall be apportioned between Purchaser and Seller based on the number of days during the portion of such period occurring on and before the Closing Date, and the number of days during such period occurring after the Closing Date and for purposes of Sections 13.2, 13.3, 13.4 and 13.6 each portion of such period shall be deemed to be a taxable period (whether or not it is in fact a taxable period). To the extent estimated Taxes have been paid prior to the Closing Date with respect to a Straddle Period, Seller's liability with respect thereto shall be reduced by that amount; provided, further that if such payment of Taxes exceeds (or is less than) Seller's liability as calculated pursuant to this
     Section 13.4, Purchaser shall promptly pay Seller the amount of such excess (or Seller shall promptly pay Purchaser the amount of such shortfall). Upon timely notice from Purchaser, Seller shall pay to Purchaser at least ten
     (10) days  prior to the date any  payment  for Taxes as  described  in this
     Section  13.4 is due,  Seller's  share of such Taxes as  described  in this
     Section 13.4.

Filing Responsibility.

     Seller shall timely prepare and file or shall cause the TFS Companies to timely prepare and file the following Tax Returns with respect to the TFS
     Companies:

     (i) All Income Tax Returns for any taxable period ending on or before the Closing Date; and

     (ii) all other Tax Returns with respect to Other Taxes required to be filed (taking into account extensions) prior to the Closing Date.

     Purchaser and the TFS Companies shall, subject to the provisions of Section 13.5(c), file all other Tax Returns with respect to the TFS Companies.

     With respect to any state, local or foreign Income Tax Return for taxable periods beginning before the Closing Date and ending after the Closing Date, Purchaser shall cause the TFS Companies to consult with Seller concerning such Tax Return and to report all items with respect to the period ending on the Closing Date on a basis consistent with the last previous such Tax Return filed with respect to the TFS Companies unless preparing the return on such basis is no longer permissible under the applicable tax law, in which case the return shall be prepared in accordance with reasonable tax reporting practices selected by the
     Purchaser, unless otherwise agreed by Seller and Purchaser. The TFS Companies shall provide Seller a copy of their proposed Tax Return at least fifteen (15) days prior to the filing of such Tax Return, and Seller may provide comments to the TFS Companies, which comments shall be delivered to the TFS Companies within seven (7) days of receiving such copies form the TFS Companies.

Refunds.

     Seller shall be entitled to any refunds or credits of Taxes attributable to or arising in taxable periods ending on or before the Closing Date.

     Purchaser and the TFS Companies shall be entitled to any refunds or credits of Taxes attributable to or arising in taxable periods beginning after the Closing Date.

     Purchaser shall cause the TFS Companies promptly to forward to Seller or to reimburse Seller for any refunds or credits due Seller (pursuant to the terms of this Article XIII) after receipt thereof, and Seller shall promptly forward to Purchaser or reimburse Purchaser for any refunds or credits due Purchaser (pursuant to the terms of this Article XIII) after receipt thereof.

     Notwithstanding any other provision contained in this Article XIII, neither Seller nor Purchaser shall request any refund, overpayment or credit which will result in a tax detriment to the other party without either (i) the consent of the other party or (ii) reimbursing the other party for the present value of such tax detriment as determined by nationally recognized tax counsel or a big six accounting firm.

Cooperation and Exchange of Information.

     Purchaser shall provide Seller with reasonable cooperation and shall make available to Seller such information and data concerning the Pre-Closing Period operations of the TFS Companies and make available such knowledgeable employees of the TFS Companies as Seller may reasonably request, and shall provide Seller with reasonable access to any relevant tax records or information in the Purchaser's possession. Such cooperation and information shall include without limitation promptly forwarding copies of appropriate notices and forms or other communications received from or sent to any Taxing Authority which relate to the TFS Companies and providing copies of all relevant Tax Returns, together with accompanying schedules and related work papers, documents relating to rulings or other determinations by any Taxing Authority and any existing records concerning the ownership and tax basis of property, which Purchaser and the TFS Companies may possess. Purchaser and the TFS Companies shall make its employees and facilities available on a mutually convenient basis to provide explanation of any documents or information provided hereunder. Seller and its Affiliates shall provide Purchaser with similar reasonable cooperation, information and data to the extent that Seller or an Affiliate thereof has such records and information in its possession or such employees in its employ.

     For a period of ten (10) years after the Closing Date, Seller, Purchaser and the TFS Companies shall retain all Tax Returns, books and records (including computer files) of, or with respect to the activities of, the TFS Companies for all taxable periods ending on or prior to the Closing Date. Thereafter, neither Seller nor Purchaser shall dispose of any such Tax Returns, books or records unless it first offers such Tax Returns, books and records to the other party and the other party fails to accept such offer within sixty (60) days of its being made.

     Purchaser and Seller and their respective Affiliates shall cooperate in the preparation of all Tax Returns relating in whole or in part to taxable periods ending on or before or including the Closing Date that are required to be filed after such date. Such cooperation shall include furnishing prior years' Tax Returns or return preparation packages illustrating previous reporting practices or containing historical information relevant to the preparation of such Tax Returns, and furnishing such other information within such party's possession requested by the party filing such Tax Returns as is relevant to their preparation. In the case of any state, local or foreign joint, consolidated, combined, unitary or group relief system Tax Returns, such cooperation shall also relate to any other taxable periods in which one party could reasonably require the assistance of the other party in obtaining any necessary information.

     Seller shall have the right, at its own expense, to control any audit or examination by any

     Taxing Authority ("Tax Audit"), initiate any claim for refund, contest, resolve and defend against any assessment, notice of deficiency, or other adjustment or proposed adjustment relating to any and all Taxes for any taxable period ending on or before the Closing Date with respect to the TFS Companies, provided that, with respect to any Tax item for which Purchaser or the TFS Companies may have liability hereunder, Seller shall consult with Purchaser with respect to the resolution of such issue and shall not settle any such issue, or file any amended return relating to any such issue, without the consent of the Purchaser, which consent shall not be unreasonably withheld. Purchaser shall have the right, at it own expense, to control any other Tax Audit, initiate any other claim for refund, and contest, resolve and defend against any other assessment, notice of deficiency, or other adjustment or proposed adjustment relating to any and all Taxes with respect to the TFS Companies provided that, with respect to any state and local Income Taxes for any taxable period beginning before the Closing Date and ending after the Closing Date, Purchaser shall consult with Seller with respect to the resolution of any issue that would affect Seller, and not settle any such issue, or file any amended return relating to any such issue without the consent of Seller, which consent shall not unreasonably be withheld. Where consent to a settlement is withheld by the other party pursuant to this Section 13.7, such other party may continue or initiate any future proceedings at its own expense, provided that the liability of the first party, after giving effect to this Agreement, shall not exceed the liability that would have resulted from the settlement or amended return.

Termination of Tax Sharing Agreements.

                  As of the Closing Date, Seller shall cause all Tax allocation, Tax sharing, Tax reimbursement and similar agreements and arrangements between Seller and its Affiliates, on the one hand, and the TFS Companies, on the other, to be extinguished and terminated with respect to the TFS Companies, and any rights or obligations existing under any such agreement or arrangement (including any obligation of the TFS Companies to make any payment of any kind thereunder) shall be extinguished and no longer enforceable.

Coordination.

                  Notwithstanding anything in this Agreement to the contrary, in the event there is a conflict between Article XIII and any provision contained in any other Article of this Agreement, Article XIII shall control.

Survival.

                  The representations, warranties, agreements, covenants and indemnification matters contained in Section 4.12 and Article XIII of this Agreement shall survive the Closing Date until 30 days after the expiration of the applicable statutory periods of limitation; provided, however, that expiration of such representations, warranties, agreements, covenants and indemnification matters shall not affect the obligations of a Party with respect to claims for which notice has been given to the indemnifying Party in accordance with Section 12.3 prior to such expiration.

                                   ARTICLE XIV

                GUARANTIES BY PARENT AND HOUSEHOLD INTERNATIONAL

The Guaranties.

     Parent hereby unconditionally and irrevocably guarantees, as primary obligor, to Purchaser the full and punctual payment of all amounts payable by, and the full and punctual performance of all other obligations of, Seller and each TFS Company under this Agreement in each case at the place of such payment or performance. Upon failure by Seller or any TFS Company to pay fully and punctually any such amount or to perform fully and punctually any such other obligation, Parent shall forthwith on demand pay the amount not so paid and perform or cause to be performed such other obligation, in each case at the place, in the manner and at the time specified in this Agreement. This guarantee is a guarantee of payment and performance, and not of collectibility.

     Household International hereby unconditionally and irrevocably guarantees, as primary obligor, to Seller the full and punctual payment of all amounts payable by, and the full and punctual performance of all other obligations of, Purchaser under this Agreement in each case at the place of such payment or performance. Upon failure by Purchaser to pay fully and punctually any such amount or to perform full and punctually any such other obligation, Household International shall forthwith on demand pay the amount not so paid and perform or cause to be performed such other obligation, in each case at the place, in the manner and at the time specified in this Agreement. This guarantee is a guarantee of payment and performance, and not of collectibility.

Guaranty Unconditional.

                  The respective obligations of Parent and Household International (each of which is referred to as the "Guarantor" with respect to the obligations that are the subject of its guaranty) hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any of the following matters, in the case of Parent's Guaranty, with respect to Seller or any of the TFS Companies, or, in the case of Household International's Guaranty, with respect to Purchaser (each entity whose obligations are guaranteed by Parent or Household International, as the case may be, is referred to as a "Guaranteed Entity"):

     any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of a Guaranteed Entity under this Agreement or any related document in connection with the transactions contemplated hereby or thereby (the "Transaction Documents"), whether by operation of law or otherwise;

     any modification or amendment of or supplement to this Agreement or any other Transaction Document;

     any release, non-perfection or invalidity of any direct or indirect guarantee of or security for any obligation of a Guaranteed Entity under this Agreement or any other Transaction Document;

     any change in the corporate existence, structure or ownership of a Guaranteed Entity or any insolvency, bankruptcy, reorganization or other similar proceeding affecting a Guaranteed Entity or its respective assets or any resulting release or discharge of any obligation of a Guaranteed Entity contained in this Agreement;

     the existence of any claim, set-off, or other rights which the Guarantor may have at any time against a Guaranteed Entity or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, however, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     any invalidity or unenforceability relating to or against a Guaranteed Entity for any reason of this Agreement or any Transaction Document, or any provision of applicable law or regulation purporting to prohibit the performance of any obligation or the payment of any amount payable by a Guaranteed Entity under this Agreement or any Transaction Document;

     any  other  act or  emission  to act or delay  of any kind by a  Guaranteed
     Entity;

     any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder; provided, however, that Parent shall not be deemed to have waived any counterclaim or defense based on a breach of representation, warranty, or covenant of Purchaser hereunder that would have been a defense to the failure of Seller or any TFS Company to make any payment or perform any obligation in respect of which a claim is made under this Article XIV; and provided further that Household International shall not be deemed to have waived any counterclaim or defense based on a breach of representation, warranty, or covenant of Parent, Seller or any of the TFS Companies hereunder that would have been a defense to the failure of Purchaser to make any payment or perform any obligation in respect of which a claim is made under this Article XIV. The guarantee provided in this
     Article 14 shall encompass any modification, supplement or amendment of this Agreement.

Discharge Only Upon Performance in Full; Reinstatement in Certain Circumstances.

                  Each Guarantor's obligations hereunder shall remain in full force and effect for so long as a corresponding Guaranteed Entity has any obligations hereunder. If at any time any payment of any amount payable by a Guaranteed Entity under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of such Guaranteed Entity, the corresponding Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

Waiver of Presentment.

                  Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Guaranteed Entity or any other Person, including without limitation that any action be taken to pursue other remedies or to mitigate damages resulting from a failure by the Guaranteed Entity to make any payment or perform any obligation under this Agreement.

Waiver of Subrogation and Contribution.

                  No Guarantor shall enforce or otherwise exercise any right of subrogation to any of the rights of any other Party or any indemnified person against the Guaranteed Entity and, notwithstanding anything to the contrary contained herein, each Guarantor hereby waives all rights of subrogation (whether contractual, under Section 509 of the U.S. Bankruptcy Code, at law or in equity or otherwise) to the claims of Purchaser (in the case of Parent's Guaranty) or Parent, Seller or any TFS Company (in the case of Household's Guaranty) or any indemnified person against the Guaranteed Entity and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the U.S. Bankruptcy Code) which the Guarantor might now have or hereafter acquire against the Guaranteed Entity that arise from the existence or performance of the Guarantor's obligations hereunder.

                                   ARTICLE XV

                                   TERMINATION

Termination of Agreement.

                  This  Agreement  may  be  terminated   and  the   transactions
contemplated hereunder abandoned:

     At any time prior to the Closing Date by the mutual written agreement of Seller and Purchaser;

     By Seller:

     (i) if the Closing is not consummated on or before September 30, 1997 unless the failure of such occurrence shall be due to the intentional failure of Parent, Seller or TFS to perform or observe the covenants, agreements and conditions hereof to be performed or observed by such entity at or before the Closing Date;

     (ii) except as contemplated by Sections 3.5 and 3.6, if events occur which render impossible compliance with one or more of the conditions set forth in Article X hereof and such conditions are not waived by Seller; provided that such events did not result from any action or omission by Parent, Seller or TFS which was within the control of such entity and which such entity was not expressly permitted to take or omit by the terms of this Agreement; or

     (iii) except as contemplated by Sections 3.5 and 3.6, if Parent, Seller or TFS is enjoined by any administrative agency, commission or court and such injunction prevents the performance by such entity of their obligations hereunder and such injunction shall not have been withdrawn by September 30, 1997.

     By Purchaser:

     (i) if the Closing is not consummated on or before September 30, 1997, unless the failure of such occurrence shall be due to the intentional failure of Purchaser or Household

     International   to  perform  or  observe  the  covenants,   agreements  and
     conditions hereof to be performed or observed by it at or before the Closing Date;

     (ii) if events occur which render impossible compliance with one or more of the conditions set forth in Article XI hereof and such conditions are not waived by Purchaser; provided that such events did not result from any action or omission by Purchaser or Household International which was within its control and which Purchaser or Household International was not expressly permitted to take or omit by the terms of this Agreement; or

     (iii) except as contemplated by Sections 3.5 and 3.6, if Purchaser is enjoined by any administrative agency, commission or court and such injunction prevents the performance by Purchaser of its obligations hereunder and such injunction shall not have been withdrawn by September 30, 1997.

Effect of Termination.

                  Except for the obligations contained in Sections, 16.2, 16.7, 16.8, 16.11 and 16.14, which shall survive any termination of this Agreement, upon the termination of this Agreement pursuant to Section 15.1, this Agreement shall forthwith become null and void, and no party hereto nor any of its Affiliates officers, directors, employees, agents, consultants, stockholders, partners or principals shall have any rights, liabilities or obligations hereunder or with respect hereto, except with respect to any breach of a covenant or obligation contained in this Agreement.

                                   ARTICLE XVI

                                  MISCELLANEOUS

Amendment and Modification; Waiver of Provisions.

                  This Agreement may be amended, modified or waived only by a written instrument executed by all of the parties hereto. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right of such party at a later date to enforce the same. No waiver by any party of any condition or the breach of any provision, terms, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

Expenses.

                  The parties agree that fees and out-of-pocket expenses shall be paid as follows:

     Fees and disbursements of counsel, consultants and accountants shall be paid by the party retaining such persons;

     Each party shall bear its own expenses incurred with respect to filings under the HSR Act and obtaining all required Regulatory Approvals;

     Each of Seller and Purchaser shall be responsible for one-half of any sales or transfer taxes arising from the transfer of the TFS Stock to Purchaser;

     Seller shall be solely responsible for the fees and expenses of Goldman, Sachs & Co. and Purchaser shall be solely responsible for the fees and expenses of Morgan Stanley & Co.; and

     All other fees and out-of-pocket expenses incurred in connection with the transactions contemplated hereby shall be paid by the party incurring such expenses.

Successors and Assigns; Assignments.

                  All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assigns. No party hereto may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other parties, and any such attempted assignment or delegation without such consent shall be null and void.

Further Assurances.

                  From time to time prior to, at and after the Closing Date, each party hereto will execute all such instruments and take all such actions as any other parties shall reasonably request in connection with the consummation of the transactions contemplated by this Agreement.

Public Announcements.

                  Prior to the Closing Date, Parent, Seller and TFS, on the one side, and Purchaser, on the other side, will, prior to the issuance thereof, use reasonable efforts to consult with each other about any description of the transactions contemplated by this Agreement contained in any press release or other public statements and provide each other with the opportunity to review and comment upon any such description, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court order or by obligations pursuant to any listing agreement with any national securities exchange. The parties shall use reasonable efforts to agree on the description of the transactions contemplated by this Agreement contained in the initial press releases to be issued by the parties with respect to their execution and delivery of this Agreement.

No Third Parties Benefited.

                  This Agreement is made and entered into for the protection and benefit of the parties hereto and their permitted successors and assigns, and no other Person shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Agreement or any of the documents executed in connection herewith; provided, however, that those Persons expressly set forth in Sections 12.1 and 12.2 are intended beneficiaries of Article XII. The parties hereto expressly agree that no current or former employee nor any beneficiary or dependent of such current or former employee of the TFS Companies is intended to have any third party beneficiary or other rights to rely upon or sue under or with respect to this Agreement.

                           Notices.

                  All  notices,   requests,  demands  and  other  communications
hereunder shall be in
writing and shall be delivered personally, by courier, by telecopy or by mail (regular, certified or registered), postage prepaid, addressed as follows:

                  If to Seller or TFS:

                                    Transamerica Finance Corporation
                                    c/o Transamerica Corporation
                                    The Transamerica Pyramid
                                    600 Montgomery Street
                                    San Francisco, California  94111

                                    Attention:       Richard H. Fearon
                                    (Telecopy:       (415)983-4165)
                                                     and
                                    Shirley H. Buccieri, Esq.
                                    (Telecopy:       (415)983-4164)

                  and to:

                                    Gibson, Dunn & Crutcher LLP
                                    One Montgomery Street
                                    San Francisco, California  94104
                                    Attention:       Todd H. Baker, Esq.
                                    (Telecopy:       (415) 986-5309)
                                    Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, New York  10019
                                    Attention:       Daniel A. Neff, Esq.
                                    (Telecopy:       (212) 403-2000)

                   If to Purchaser:

                                    Household Acquisition Corp.
                                    c/o Household Finance Corporation
                                    2700 Sanders Road
                                    Prospect Heights, Illinois  60070
                                    Attention:       General Counsel
                                    (Telecopy:       (847) 564-7447)
                                    Household International, Inc.
                                    2700 Sanders Road
                                    Prospect Heights, Illinois  60070
                                    Attention:       General Counsel
                                    (Telecopy:       (847) 205-7536)

                  and to:

                                    Wilmer, Cutler & Pickering
                                    2445 M Street, N.W.
                                    Washington, D.C.  20037
                                    Attention:       Russell J. Bruemmer
                                    (Telecopy:       202/663-6363)
or to such other address as a party may from time to time designate in writing in accordance with this section. Each notice or other communication given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been received (i) on the Business Day it is sent, if sent by personal delivery, or (ii) on the first Business Day after sending, if sent by overnight delivery, properly addressed and prepaid, or (iii) on the third Business Day after sending, if sent by mail (regular, certified or registered); provided, however, that notice of change of address shall be effective only upon receipt.

Law Governing.

                  This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without giving effect to the choice of law provisions thereof.

Counterparts.

                  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Entire Agreement.

                  This Agreement and the Confidentiality Agreement constitute the entire Agreement among the parties and supersede and cancel any and all prior agreements, written or oral, among them relating to the subject matter hereof. The provisions of Section 16.5 shall supersede any provision to the contrary contained in the Confidentiality Agreement.

Choice of Forum.

                  Any judicial proceeding brought against any of the parties hereto with respect to this Agreement shall be brought in any court of competent jurisdiction in the Southern District of New York irrespective of where such party may be located at the time of such proceeding, and by execution and delivery of this Agreement, each of the parties to this Agreement hereby consents to the exclusive jurisdiction of any such court and waives any defense or opposition to such jurisdiction.

Specific Performance.

                  Parent and Seller acknowledge that (a) the TFS Stock to be transferred to Purchaser pursuant to this Agreement is unique, (b) Purchaser will not have any adequate remedy at law if Parent or Seller fail to perform any of their respective obligations hereunder, and (c) Purchaser shall have the right, in addition to any other rights it may have, to specific enforcement of this Agreement if Parent or Seller fail to perform any of their respective obligations hereunder.

Dispute Resolution.

                  Purchaser  and Parent  shall each  designate a  representative
(each, a "Representative") to oversee compliance with each party's respective obligations under this Agreement. If either Purchaser or Parent disputes the other's determination under or interpretation of Section 2.3 of this Agreement (a "Dispute"), the following procedure shall be followed to resolve such
Dispute:

                  Step 1: The Representatives shall meet (by conference telephone call or in person at a mutually agreeable site) to attempt to resolve the Dispute in a mutually acceptable manner. If agreement is reached pursuant to this Step 1, payment shall be made within five days in accordance with such agreement. If no agreement is reached within a reasonable time, either or both of the Representatives shall give notice of an impasse to Household International and Parent, and the parties shall proceed to Step 2.

                   Step  2:   The   chief   financial   officer   of   Household
International and the chief financial officer of Parent shall meet (by conference telephone call or in person at a mutually agreeable site) within 72 hours after notice of an impasse is given pursuant to Step 1. The chief financial officers shall attempt to resolve the Dispute in a mutually acceptable manner. If agreement is reached pursuant to this Step 2, payment shall be made within five days in accordance with such agreement. If no agreement is reached within a reasonable time, either or both of the chief financial officers shall give notice of an impasse, and Household International and Parent shall proceed to Step 3.

                  Step 3: The chief executive officer of Household International and the chief executive officer of Parent shall meet (by conference telephone call or in person at a mutually agreeable site) within 72 hours after notice of an impasse is given pursuant to Step 2. The chief executive officers shall attempt to resolve the Dispute in a mutually acceptable manner. If agreement is reached under this Step 3, payment shall be made within five days in accordance with such agreement. If no agreement is reached within a reasonable time, either or both of the chief executive officers shall give notice of an impasse; and Purchaser and Parent shall proceed to Step 4.

                  Step 4: Immediately upon notification of an impasse under Step 3, Purchaser and Parent shall submit the Dispute involved in such impasse to Price Waterhouse or such other nationally recognized U.S. public accounting firm as Purchaser and Parent shall mutually agree, for a binding determination by such firm if such Dispute concerns financial issues.

Waiver of Jury Trial.

                  EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized officers, as of the day and year first above written.



                                      TRANSAMERICA FINANCE CORPORATION
                                      By:_______________________________________
                                      Its:______________________________________


                                      TRANSAMERICA FINANCIAL SERVICES
                                      HOLDING COMPANY
                                      By:_______________________________________
                                      Its:______________________________________


                                      TRANSAMERICA CORPORATION
                                      By:_______________________________________
                                      Its:______________________________________



                                      HOUSEHOLD ACQUISITION CORP.
                                      By:_______________________________________
                                      Its:______________________________________



                                      HOUSEHOLD INTERNATIONAL, INC.
                                      By:_______________________________________
                                      Its:______________________________________